UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:
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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INDEPENDENT BANK CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1 and 0-11

March 30, 2023

Dear Fellow Shareholder:

I am pleased to invite you to our 2023 Annual Shareholder Meeting ("Annual Meeting"), which will be held at 10:00 a.m. on Thursday, May 18, 2023 at the DoubleTree by Hilton Boston, 929 Hingham Street, Rockland, Massachusetts. The following pages contain information about the Annual Meeting.

We are once again pleased to reduce the environmental impact of our proxy materials and lower delivery costs by furnishing you with instructions on how to access proxy materials over the internet and vote online. On or about April 5, 2023, we will mail a Notice of Internet Availability of Proxy Materials (Notice) to all holders of our common stock at the close of business on March 24, 2023, the record date for our annual meeting, and will post our proxy materials on the website that the Notice references. If you would like to receive a printed copy of our proxy materials, the Notice describes how to request them.

    Kevin J. Jones, who has served as an Independent Bank Corp. Director since 2000 and as a Rockland Trust Company Director since 1997, recently retired from the Board upon reaching the age of 72, the mandatory retirement age for directors. Kevin has been steadfast in his dedication to Rockland Trust Company and its shareholders for decades. On behalf of our grateful shareholders, and the rest of our Board, I thank Kevin for his devoted service.

My predecessor Christopher Oddleifson and Warren Q. Fields have chosen not to stand for reelection. Chris has served as a director since 2003, and his twenty years of loyal Board service has only augmented the many contributions Chris made as our CEO. Warren has served as a director since 2021, and added valuable perspective to our Board during his time here. Chris and Warren will both leave the Board as of the Annual Meeting. Our Board is extremely grateful to both Chris and Warren for their service.

I look forward to attending my first Annual Meeting as President and CEO and to meeting all shareholders who are able to attend.

Your vote is important. Please vote and submit your proxy before the Annual Meeting.
Cordially,
Jeffrey Tengel
President and Chief Executive Officer
Independent Bank Corp.
Chief Executive Officer
Rockland Trust Company

DIRECTIONS TO ANNUAL MEETING

93
BOSTON
90
NORFOLK
COUNTY
3
Rockland
3A
495
PLYMOUTH
COUNTY
44
BRISTOL
COUNTY
95
Providence

DRIVING DIRECTIONS

From Boston and Points North:
•Take Route 93 South to Route 3 South
•Take Exit 35 (Rockland, Nantasket) off Route 3
•At the end of the exit ramp bear right onto Hingham Street (Route 228)
•The DoubleTree by Hilton Boston is located approximately 0.4 miles on the left behind Lucca Restaurant.

From Cape Cod:
•Take Route 3 North to Exit 35 (Rockland, Nantasket)
•At the end of the exit ramp turn left onto Hingham Street (Route 228)
•The DoubleTree by Hilton Boston is located approximately 0.7 miles on the left behind Lucca Restaurant.

NOTICE OF 2023 ANNUAL SHAREHOLDER MEETING

The Annual Shareholder Meeting of Independent Bank Corp. will be held at the

DOUBLETREE BY HILTON BOSTON - ROCKLAND
929 Hingham Street
Rockland, Massachusetts 02370
on May 18, 2023 at 10:00 a.m. Eastern Time

At the annual meeting we will ask you to:

(1)    Reelect James O'Shanna Morton, Daniel F. O'Brien and Scott K. Smith as Class III Directors;

(2)    Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023;

(3)    Approve the Independent Bank Corp. 2023 Omnibus Incentive Plan to provide for the granting of equity and cash incentive awards;

(4)    Approve, on an advisory basis, the compensation of our named executive officers;

(5)    Approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

(6)    Transact any other business that may properly come before the annual meeting.

You may vote at the annual meeting if you were a shareholder of record at the close of business on March 24, 2023.

Important Notice Regarding Internet Availability of Proxy Materials: The Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2022 are available at www.envisionreports.com/INDB.

By Order of the Independent Bank Corp. Board of Directors
Rockland, Massachusetts    Patricia M. Natale
March 30, 2023    Deputy General Counsel and Corporate Secretary

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. Please vote your shares promptly, even if you plan to attend the annual meeting. The proxy statement describes voting procedures.

INDEPENDENT BANK CORP. PROXY STATEMENT

Related Party Transactions	31
Director Independence	31

EXECUTIVE OFFICER INFORMATION
Executive Officers	32
Relationship Between Compensation Policies and Risk	35
Compensation Committee Report	35
Compensation Discussion and Analysis	36
Executive Compensation Summary	36
Compensation Committee - Composition and Responsibility	38
Compensation Philosophy	39
Say on Pay Results	40
Use of Peer Groups and Survey Information	41
Compensation Program Elements	42
Base Salary	42
Annual Cash Incentive Compensation	42
Long-Term Equity Compensation	44
Clawback: Incentive Compensation Recovery Policy	44
Executive Stock Ownership Guidelines	45
Retirement Benefits	45
Employment Agreements	47
Agreements with our Former CEO - Christopher Oddleifson	47
Employment Agreement with our New CEO - Jeffrey Tengel	49
Executive Officer Employment Agreements	50
CEO and Executive Officer Restricted Stock Award Agreements	51
CEO Pay Ratio Disclosure	51
Prohibition on Hedging and Pledging	51
Table of Potential Benefits Payable Upon Termination or Change in Control	52
Tabular Disclosures Regarding Executive Officers	53
Summary Compensation Table	53
Pay Versus Performance	54
Grants of Plan-Based Awards	58
Outstanding Equity Awards at Fiscal Year End	59
Option Exercises and Stock Vested	61
Pension Benefits	61
Nonqualified Deferred Compensation	63

STOCK OWNERSHIP AND OTHER MATTERS
Common Stock Beneficially Owned by: any Person or Entity who Owns More than 5% of our Common Stock, our Directors and Named Executive Officers, and all of our Executive Officers and Directors as a Group	64
Delinquent Section 16(a) Reports	65
Solicitation of Proxies and Expenses of Solicitation	65

APPENDIX
Appendix A - Independent Bank Corp. 2023 Omnibus Incentive Plan	66

PROXY SUMMARY
This page summarizes information described in more detail elsewhere in this proxy statement. You should read the entire proxy statement carefully before voting. Please review our 2022 Annual Report on Form 10-K for more information about our Company and its financial performance.

2023 Annual Shareholder Meeting

Date and Time:	Thursday, May 18, 2023, at 10:00 a.m. Eastern Time
Place:	DoubleTree by Hilton Boston 929 Hingham Street Rockland, Massachusetts 02370
Record Date:	March 24, 2023

Voting Matters and Board Recommendations
	Proposal	Board Recommendation	For More Information
Proposal 1 -	Reelect James O'Shanna Morton, Daniel F. O'Brien, and Scott K. Smith to serve as Class III Directors	“FOR” all nominees	Page	5

Name	Age	Director Since	Primary Occupation	Committee Memberships	Independent
James O'Shanna Morton	68	2021	Retired		✓
Daniel F. O'Brien	67	2009	Certified Public Accountant and President of O'Brien, Riley and Ryan	A, C	✓
Scott K. Smith	57	2019	President and CEO of the SC Group		✓
A - Audit Committee C - Compensation Committee

Proposal 2 -	Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023	“FOR”	Page	7
Proposal 3 -	Approve the Independent Bank Corp. 2023 Omnibus Incentive Plan	“FOR”	Page	7
Proposal 4 -	Approve, on an advisory basis, the compensation of our named executive officers	“FOR”	Page	14
Proposal 5 -	Select, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers	for "1 Yr."	Page	15

How to Cast Your Vote

The Independent Bank Corp. Board of Directors is soliciting proxies for the May 18, 2023 Annual Shareholder Meeting, and for any adjournment or postponement of that meeting for which no new record date is set. We are making proxy materials available on or about April 5, 2023.

Your vote is important. Even if you plan to attend our Annual Shareholder Meeting, please cast your vote as soon as possible by:

Internet www.envisionreports.com/INDB	Telephone 1-800-652-8683	Mail

You can also vote at the Annual Shareholder Meeting.

Stock in the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan must be voted by 11:59 p.m., Eastern Time, on May 16, 2023.
Independent Bank Corp. 2023 Proxy Statement - 1

288 Union Street
Rockland, Massachusetts 02370

2023 PROXY STATEMENT

THE ANNUAL MEETING AND VOTING PROCEDURES

    This proxy statement contains information about the Independent Bank Corp. 2023 Annual Shareholder Meeting. For ease of reference, this proxy statement refers to the Independent Bank Corp. 2023 Annual Shareholder Meeting as the "meeting", to Independent Bank Corp. as the "Company," "we," "our", and "us", to Rockland Trust Company, our wholly-owned bank subsidiary, as "Rockland Trust," and to the Company’s Board of Directors as the “Board.”

What is the location and time of the meeting?

The meeting will be held on Thursday, May 18, 2023, beginning at 10:00 a.m. Eastern Time at the DoubleTree by Hilton Boston, 929 Hingham Street, Rockland, Massachusetts.

What is the purpose of the meeting?

At the meeting, shareholders will vote upon the matters summarized in the formal meeting notice. This proxy statement contains important information for you to consider when deciding how to vote. Please read it carefully.

Who can vote?

Shareholders of record at the close of business on March 24, 2023 are entitled to vote. Each share of common stock is entitled to one vote at the annual meeting. On March 24, 2023, there were 44,374,264 shares of our common stock outstanding and eligible to vote.

How do I vote?

If you are a registered shareholder (that is, if you hold shares directly registered in your own name) you have four voting options:

•Over the internet at the internet address shown on your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”);

•By telephone, by calling the telephone number on your proxy form;

•By mail, by completing, signing, dating, and returning your proxy form; or

•By attending the annual meeting and voting your shares in person.

Independent Bank Corp. 2023 Proxy Statement - 2

    If a bank, broker, or other nominee holds your shares, which is known as being held in “street name,” that bank, broker, or other nominee will provide you with voting instructions. If you hold your shares in street name, your ability to vote by internet or by telephone depends on the voting process of the entity that holds your shares. Although most banks, brokers, and nominees also offer internet and telephone voting, availability and specific procedures will depend on their voting arrangements. Please follow their directions carefully. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from the entity that holds your shares and present that proxy, along with proof of your identity, at the meeting. If you need assistance in obtaining a legal proxy from your bank, broker, or other nominee, please contact our proxy solicitor Georgeson LLC at 1-888-680-1528.

    If the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan holds your shares, we must receive your proxy card or voting instructions by 11:59 p.m., Eastern Time, on May 16, 2023.

    We will vote your shares if you provide timely instructions by the applicable deadline. Even if you plan to attend the meeting, we strongly encourage you to vote by proxy prior to the meeting.

Can I revoke or change my vote?

You may revoke your proxy and change your vote at any time before voting begins at the meeting.

Any shareholder may revoke a proxy before we exercise it by (i) filing a written notice of revocation with our Secretary at least one business day prior to the meeting, (ii) submitting a duly executed proxy bearing a later date received by our Secretary prior to the deadline noted above, or (iii) attending the meeting and voting in person.

If your shares are held in street name, you should contact your bank, broker, or other nominee to revoke your proxy or, if you have obtained a legal proxy from the entity that holds your shares giving you the right to vote your shares at the meeting, you may change your vote by attending the meeting and voting in person.

Who is asking for my vote?

The Company Board requests your vote. We filed a definitive proxy statement with the United States Securities and Exchange Commission ("SEC") on March 30, 2023, a copy of which will be made available via the internet on April 5, 2023 at the website referenced in the Notice of Internet Availability.

What are the Board's voting recommendations?

The Board recommends that you vote as follows:

(1)	“FOR” the reelection of each of James O'Shanna Morton, Daniel F. O'Brien and Scott K. Smith to serve as Class III Directors.
(2)	“FOR” the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023.
(3)	“FOR” the proposal to approve the Independent Bank Corp. 2023 Omnibus Incentive Plan.
(4)	“FOR” approval of the advisory vote on the compensation of our named executive officers.
(5)	For “ONE YEAR” on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

Independent Bank Corp. 2023 Proxy Statement - 3

How will you vote my proxy?

The Board will vote each proxy in accordance with the instructions it contains. If you submit your proxy but do not specify how you want your shares voted, the Board will vote them in accordance with the Board voting recommendations stated above. The Board will only use proxies prior to or at the meeting and any adjournments or postponements of the meeting for which no new record date is set. If any other matters properly come before the meeting, the persons appointed as proxies will vote in accordance with their best judgment.

How many shareholders need to attend the meeting?

In order to conduct the meeting, a majority of shares entitled to vote as of the record date, an amount known as a quorum comprised of at least 22,187,133 shares, must be present in person or by proxy. If you return valid proxy instructions or vote in person at the meeting, you will be considered part of the quorum. Abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum.

How many votes are needed?

Assuming a quorum is present, the vote required for approval of the proposals is:

Proposal 1:	A majority of votes cast is required for the election of directors in uncontested elections.
Proposal 2:	A majority of votes cast is required to ratify the appointment of our independent registered accounting firm.
Proposal 3:	A majority of votes cast is required to approve the Independent Bank Corp. 2023 Omnibus Incentive Plan.
Proposal 4:	A majority of votes cast is required to approve the advisory proposal on the compensation of our named executive officers.
Proposal 5:	We will consider the frequency of one year, two years or three years that receives the greatest number of votes cast the preference of shareholders with respect to the frequency of future advisory votes on the compensation of our named executive officers.

    Abstentions and broker non-votes are not considered votes cast and as such have no impact on the outcome of a proposal. Approval by a “majority of votes cast” means that the number of votes cast “FOR” must exceed the number of votes cast “AGAINST”.

Banks, brokers, or other nominees may vote shares held for a customer in street name on “routine” proposals even if they have not received voting instructions. If a proposal is not “routine,” the bank, broker, or other nominee may not vote shares with respect to that proposal without customer instructions. A broker “non-vote” occurs when a bank, broker, or other nominee does not have customer voting instructions and cannot vote on a non-routine proposal.

The only proposal before the meeting this year deemed a “routine” proposal is the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm. If your bank, broker, or other nominee holds your shares, they can vote them on that proposal even if you do not provide voting instructions. All other proposals are non-routine matters. If you return your voting instruction card but do not instruct your bank, broker, or nominee how to vote on those proposals, a broker “non-vote” will occur.

Independent Bank Corp. 2023 Proxy Statement - 4

Who can attend the meeting?

Shareholders of record and beneficial owners at the close of business on March 24, 2023 may attend the meeting, accompanied by one guest. Even if you plan to attend the meeting, we encourage you to vote your shares in advance by proxy. If you choose to attend in person, please bring proof of stock ownership and a valid form of identification, such as a driver's license or passport.

Where can I find the voting results from the meeting?

    The voting results will be reported in a Form 8-K, which will be filed with the SEC within four business days of the meeting.

Householding of meeting materials

Some banks, brokers, and other nominee record holders participate in the practice of “householding” proxy statements and annual reports. If a household participates in a householding program, it will receive one envelope containing the Notices of Internet Availability for all shareholders in the household (or, as the case may be, one set of proxy statement materials and a separate proxy card for each shareholder account in the household). If applicable, please vote all proxy cards enclosed in such a package. We will promptly deliver the Notice of Internet Availability separately, or deliver multiple copies of the proxy statement materials, to you if you contact us at the following address or telephone number: Patricia M. Natale, Deputy General Counsel and Corporate Secretary, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370; telephone: (781) 982-6549. If you hold your shares in street name and want to receive the Notice of Internet Availability separately or receive separate copies of the proxy statement materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee.

Participation in householding will not affect or apply to any of your other shareholder mailings. Householding saves us money by reducing printing and postage costs and is environmentally friendly. It also creates less paper for shareholders to manage. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee.

PROPOSALS

Election of Directors (Proposal 1):

Our Board of Directors currently has 14 members, and following the meeting, our Board will have 12 members. The Company's articles of organization divide the Board into three classes of directors as nearly equal in number as possible, with the members of each class elected to serve a three year term.

Directors continue to serve until their three-year term expires and until their successors are elected and qualified, unless they earlier reach the mandatory retirement age of 72, die, resign, or are removed from office. We elect one class of directors annually.

The Board or the Nominating and Corporate Governance Committee of the Board, which this proxy statement refers to as the "Nominating Committee", selects director nominees to be presented for shareholder approval at the meeting, including the nomination of incumbent directors for reelection and the consideration of any director nominations submitted by shareholders. For information relating to shareholder director nomination, or recommendation for nomination, see “Board of Directors Information - Shareholder Director Nominations and Recommendations” below.

Independent Bank Corp. 2023 Proxy Statement - 5

You may view the Company's Governance Principles by accessing the Investor Relations link under the About Us category on the Rockland Trust website: http://www.rocklandtrust.com. (We have included references to the Rockland Trust website address at different points in this proxy statement as an inactive textual reference and do not intend it to be an active link to our website. This proxy statement does not incorporate by reference information contained on our website.). Section 5 of our Governance Principles is entitled “Director Qualifications” and states in its opening paragraph:

The Board values diversity of backgrounds, including race, ethnicity, gender, age, and sexual orientation and believes a diversity of backgrounds strengthens the Board. Diversity including race, ethnicity, gender, age, and sexual orientation is a consideration in the Board’s Director recruitment efforts. Directors should bring to the Board a diversity of backgrounds in terms of occupations, skills, and experiences, and possess a mature business judgment that enables them to make a positive contribution to the Board. Directors are expected to bring an inquisitive and objective perspective to their duties. Directors should possess, and demonstrate through their actions on the Board, exemplary ethics, integrity, and values.

In evaluating the qualifications of potential new directors, the Nominating Committee considers a set of recruitment criteria intended to complement existing Board qualifications. Recruitment focuses on identifying nominees with relevant professional experience, expertise, and diverse perspectives. For incumbent directors, the Board and the Nominating Committee also consider the director’s response to a self-assessment questionnaire and the director’s attendance and participation in, and overall contribution to, the work of the Board. Directors must devote sufficient time to their duties and responsibilities and should commit to serve on the Board for an extended period.

The Company’s By-Laws and Governance Principles provide for majority voting in uncontested director elections. In an uncontested election, if a majority of the votes cast does not reelect an incumbent director standing for election, the director is required to promptly tender a notice of resignation to the Board. The resignation is not effective unless accepted by the Board. The Nominating Committee would then recommend whether the Board should accept or reject a tendered resignation. In determining whether to accept a tendered resignation, the Board would consider the potential impact of the resignation on compliance with applicable legal and listing standards and any other relevant factors. The Company would promptly disclose the Board decision in a Form 8-K. In contested director elections, the vote standard would be a plurality of votes cast.

All nominees currently serve on our Board. The Board and the Nominating Committee, with the directors up for reelection abstaining, have nominated James O'Shanna Morton, Daniel F. O'Brien and Scott K. Smith, whom the proxy statement refers to as the "board nominees," for reelection at the meeting to the class of directors whose terms will expire at the 2026 annual meeting. Current directors Warren Q. Fields and Christopher Oddleifson have chosen not to stand for reelection and their terms will expire as of the meeting. Our Board has taken action to reduce the size of the Board to 12 members effective as of the meeting.

In nominating each of the board nominees for reelection, the Nominating Committee determined that the board nominees possess the specific experience, qualifications, attributes, and skills described below under "Board of Directors Information" to serve as a director of the Company and Rockland Trust. There are no agreements or arrangements between any director or director nominee and any third party other than the Company relating to compensation or other payments in connection with service as a director.

    Unless we receive contrary instructions, the Board will vote shares represented by proxies for reelection of the board nominees. Each of the board nominees has agreed to serve, and we have no reason to believe that any of the board nominees will be unable to serve if elected. If any of the board nominees are not available for election the persons named as proxies intend to vote for the election of such other person or persons as the Board may designate or may in its discretion determine unless a proxy withholds or limits the authority to do so.

The Board unanimously recommends that you vote FOR the reelection of each of the board nominees.

Independent Bank Corp. 2023 Proxy Statement - 6

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2):

    The Audit Committee has appointed the firm Ernst & Young LLP (“EY”) to serve as the Company's independent registered public accounting firm for 2023. While shareholder ratification of EY as our independent registered public accounting firm is not required, the Board considers the selection of the independent registered public accounting firm to be an important matter, and believes that it is a good corporate practice to provide shareholders with the opportunity to ratify the selection of EY.

The Audit Committee has appointed EY as the Company’s independent registered public accounting firm since 2009. The Audit Committee is involved in selecting the lead EY partner for the Company, and the current lead EY partner was selected in 2021. The Audit Committee considers the impact of changing auditors when assessing whether to retain the current external auditor.

The following table shows the fees paid or accrued by us for professional services provided by EY during 2022 and 2021:

	2022	2021
Audit Fees	$1,660,000	$1,555,140
Audit-Related Fees (1)	44,000	43,260
Tax Fees	—	—
All Other Fees (2)	—	815
Total Fees	$1,704,000	$1,599,215
(1) Audit-related fees are associated with the employee benefit plan.
(2) Other fees include fees associated with a subscription to an online research tool.

The Audit Committee has considered the nature of other services provided by EY and determined that they are compatible with the provision of independent audit services. The Audit Committee has discussed the other services with EY and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002. The Audit Committee pre-approved all services described above as "Audit-Related Fees," "Tax Fees," and "All Other Fees" in accordance with the process described in the Audit Committee Report portion of this proxy statement.

The Board recommends that shareholders vote to ratify EY as our independent registered public accounting firm and believes that the choice of EY as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the selection of our independent registered public accounting firm, the Audit Committee will reconsider the appointment of EY when appropriate. We anticipate, however, that the Audit Committee would not make an immediate change in our independent registered public accounting firm this year if shareholders do not ratify the selection of EY because of the practical difficulty and expense associated with making such a change mid-year. Even if shareholders ratify the selection of EY, the Audit Committee may in its discretion change our independent registered public accounting firm at any time if it determines that it would be in the best interests of the Company and its shareholders to do so.

The Company expects that an EY representative will attend the meeting.

The Board unanimously recommends that you vote FOR the ratification of the appointment of EY as the Company's independent registered public accounting firm.

Approve the Independent Bank Corp. 2023 Omnibus Incentive Plan (Proposal 3)

INTRODUCTION

On March 16, 2023, the Board approved the Company’s 2023 Omnibus Incentive Plan (the “Plan”), subject to shareholder approval. If shareholders approve the Plan, it will supersede both:
Independent Bank Corp. 2023 Proxy Statement - 7

•The Company’s Second Amended and Restated 2005 Employee Stock Plan (the “2005 Plan”), the only plan under which the Company now awards equity compensation to employees; and, also

•The Company’s 2017 Executive Incentive Plan (the “2017 Plan”), which is now used to make cash incentive awards to employees.

We believe that adoption of the Plan will advance the interests of the Company and its shareholders through the continued ability to grant equity and cash incentive awards. We believe that granting equity-based and cash compensation to employees is an effective means to attract and retain qualified personnel and promote the future growth and development of the Company. Equity awards also serve to align the interests of award recipients with shareholders. The Plan enables the Company to make the following award types, some of which may be subject to service and/or performance vesting conditions:

•Stock options, including incentive stock options
•Stock appreciation rights (SARs)
•Restricted stock
•Restricted stock units
•Other stock-based awards
•Cash awards

If shareholders approve the Plan, it will take effect and supersede the 2005 Plan on May 18, 2023 (the “Effective Date”). While the Company will not make any further equity awards under the 2005 Plan if shareholders approve the Plan, outstanding equity awards under the 2005 Plan will remain outstanding in accordance with their terms. If our shareholders do not approve the Plan, the 2005 Plan will remain in effect in its current form, subject to its expiration date. In coming years, however, the Company will not have sufficient shares available under the 2005 Plan to make equity awards to current employees and new hires. If shareholders do not approve the Plan, the Company would therefore be required to revise its compensation philosophy and create new cash-based programs to attract, retain, and compensate employees.

The Plan has no effect on the Company’s 2018 Non-Employee Director Stock Plan (the “Director Stock Plan”), the only plan under which the Company now awards equity compensation to non-employee directors. The Director Stock Plan, therefore, shall continue in effect and the Company will continue to make equity awards to non-employee directors in accordance with its terms.

The Company recently established goals under the 2017 Plan for cash incentives intended to reward 2023 performance. If shareholders approve the Plan, it will supersede the 2017 Plan for cash incentive awards intended to reward performance in 2024 and subsequent years.

PROPOSED SHARE RESERVE

The Plan reserves 1,250,000 shares of common stock for equity awards. The Company, however, will reduce the Plan reserve by one (1) share for every one (1) share that the Company grants under the 2005 Plan after December 31, 2022 and prior to the Effective Date.

If an award recipient forfeits an equity award or if the Company grants an award that expires or settles an award for cash, the Plan reserve will increase by the number of shares not issued. The Plan reserve, however, will not increase by the number of shares tendered or withheld to pay the purchase price of a stock option or to satisfy tax-withholding obligations with respect to any award under the Plan. The forfeiture, expiration or settlement in cash of any equity award granted under the 2005 Plan will not become available for issuance under the Plan and therefore will have no impact on the Plan reserve.

On March 17, 2023, the closing sales price per share of our common stock as reported on the Nasdaq Stock Market was $68.32.

Impact on Dilution and Fully diluted Overhang

Our Board recognizes the impact of dilution on shareholders. We believe that the shares requested for the Plan represent a reasonable amount of potential equity dilution given the need to motivate, retain, and attract employees and focus the efforts of award recipients on our long-term strategic and growth priorities.
Independent Bank Corp. 2023 Proxy Statement - 8

We calculate our total, fully diluted overhang to be 1.61% as of December 31, 2022 by dividing the sum of grants outstanding and shares available for future awards (numerator) under the 2005 Plan by the sum of the numerator and basic common shares outstanding (denominator) as of December 31, 2022.

Expected Duration of the Share Reserve

Many factors may affect expectations regarding future share usage, including award type mix, executive hiring and promotion, the rate at which shares are returned to the Plan’s reserve under permitted addbacks, the future performance of our stock price, the consequences of acquiring other companies, and other factors. While we believe we have used reasonable assumptions, future share usage may differ from current expectations.

GOVERNANCE HIGHLIGHTS

The Plan incorporates numerous governance best practices, including:

•No “liberal share recycling”.
•Minimum 100% fair market value at grant exercise price for options and SARs.
•No repricing of options or SARs and no cash buyout of underwater options and SARs without shareholder approval, except for equitable adjustments in connection with certain corporate transactions.
•No “liberal” Change in Control definition.
•No “evergreen” share increases or automatic “reload” awards.
•One-year minimum vesting requirement.

TERMINATION AND AMENDMENT

If shareholders approve the Plan at the meeting, the Plan will terminate on May 18, 2033, the tenth anniversary of shareholder approval. Termination of the Plan shall not affect or impair the terms or conditions of any award granted prior to termination. The Board may amend, alter, or discontinue this Plan or an award so long as any change does not materially impair the rights of an award recipient without their consent, except to the extent necessary to comply with applicable law. If shareholder approval is required for amendment, the Board may not amend the Plan without it.

SHARE USAGE

The following table provides information on our annual share usage rate for the past three years. This rate measures the potential dilutive effect of our annual equity awards. The annual share usage rate expresses the number of shares granted annually as equity awards relative to the total number of shares of common stock outstanding by dividing the number of shares granted during the year by the weighted average number of shares outstanding for that year.

	2022	2021	2020	3-Year Average
Stock Options/Stock Appreciation Rights (SARs) Granted	—	—	—	—
Stock-Settled Time Vested Restricted Shares/Units Granted	60,845	57,870	56,868	58,528
Stock-Settled Performance-based Restricted Shares/Units Granted	20,700	18,900	17,100	18,900
Weighted-Average Basic Common Shares Outstanding	46,372,051	34,872,034	33,259,643	38,167,909
Share Usage Rate	0.18%	0.22%	0.22%	0.21%
Independent Bank Corp. 2023 Proxy Statement - 9

OVERHANG AS OF DECEMBER 31, 2022

The following table sets forth certain information as of December 31, 2022, unless otherwise noted, with respect to the Company’s existing equity compensation plans:

Stock Options/SARs Outstanding	20,000
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$56.18
Weighted-Average Remaining Term of Outstanding Stock Options/SARs	3.35 years
Total Stock-Settled Full-Value Awards Outstanding	191,412
Proposed share reserve under the 2023 Omnibus Incentive Plan (1)	1,250,000
Basic common shares outstanding as of the record date (March 24, 2023)	44,374,264
(1) The proposed share reserve is subject to reduction for any awards granted under the 2005 Plan after December 31, 2022 and prior to the Effective Date. As of December 31, 2022, there were 275,860 shares available for future grant under the 2005 Plan. Upon shareholder approval of the 2023 Omnibus Incentive Plan, no further awards will be made under the 2005 Plan.

DESCRIPTION OF PLAN

The Company has attached a copy of the Plan as Appendix A to this proxy statement. The Company incorporates the Plan into this proxy statement by reference. The following description of the Plan is qualified in its entirety by reference to the Plan:

Administration

The Board or, if the Board elects, the Board Compensation Committee or another Board committee will administer the Plan. Subject to applicable law, the Board or Board committee designated to administer the Plan may allocate all or any portion of its responsibilities and powers to any one or more of its members or persons selected by it.

Eligibility

The Plan permits awards to the officers, employees, and consultants of the Company and its subsidiaries and affiliates. The Company typically grants annual equity awards to employees who are at the First Vice President level and above. To date in 2023 and in 2022, the Company authorized equity awards to 88 and 68 employees, respectively. We expect that the Company will make equity awards under the Plan in a manner generally consistent with awards granted in prior years.

Limits

During any fiscal year, no participant in the Plan may be granted equity awards covering in excess of 100,000 shares or cash awards with a target value in excess of $4,000,000. The maximum number of shares that may be granted pursuant to stock options intended to be Incentive Stock Options will be 250,000 shares.

Stock Options and SARs

The Plan permits the Company to grant incentive and nonqualified stock options and SARs and determine the terms and conditions for their exercise.

The recipient of an option and/or SAR award will have no more than ten (10) years from the date of grant to exercise it. The exercise price of an option will not be less than 100% of the fair market value of a share of common stock on the date of grant.

The recipient of a SAR is entitled to receive an amount in cash or stock equal to the product of (i) the excess of the fair market value of one share of the Company’s common stock over the exercise price of the SAR, multiplied by (ii) the number of shares for which the recipient has exercised the SAR. The exercise price of a SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant.

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The Company will specify in an award agreement all terms relating to the exercise, cancellation, or other disposition of options and SARs (i) when the employment or service of an award recipient terminates, whether due to disability, retirement, death, or any other reason, or (ii) during a paid or unpaid leave of absence. The Company will not pay dividends on shares subject to an option or SAR award. Unless the Company permits otherwise, the recipient of an option or SAR award cannot transfer such award except by will or the laws of descent and distribution.

Stock Awards

The Plan permits the Company to grant restricted stock awards, restricted stock units, and other stock-based awards. The recipient of a restricted stock award and/or restricted stock units who does not remain continuously employed or attain specified performance goals forfeits their award. The Company will specify in an award agreement any performance or vesting measures. The award agreement will also specify terms relating to the exercise, cancellation, or other disposition of restricted stock awards, restricted stock units, and other stock-based awards (i) when the employment or service of an award recipient terminates, whether due to disability, retirement, death, or any other reason, or (ii) during a paid or unpaid leave of absence.

The recipient of a time vesting restricted stock award shall have all rights as a shareholder of the Company, including voting rights, the right to receive dividends, and the right to participate in any capital adjustment applicable to all holders of common stock. The recipient of a performance-based restricted stock award shall not have voting rights or the right to receive dividends, but will participate in any capital adjustment applicable to all holders of common stock.

The Company will specify in an award agreement the terms and conditions for the vesting of any restricted stock units, including whether the award will settle in shares of common stock, cash, or a combination of stock and cash. The award agreements governing the restricted stock units will set forth the rights, if any, for the participant to receive dividends.

The Plan also permits the Company to grant other stock-based awards on terms and conditions consistent with the Plan and applicable law, including: (a) an award that transfers shares, either at the time of grant or later; (b) an award subject to performance-based and/or service-based conditions; and, (c) an award in the form of phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, or other awards denominated in, or with a value determined by reference to, a number of shares specified at the time of grant.

Performance Measures

The Company may condition awards under the Plan upon the satisfaction of performance measures specified at the time of grant. The Company may base performance goals on the attainment of specified levels of one or more of the following measures or other performance measures as the Company determines in its sole discretion: stock price, earnings (whether based on earnings before taxes, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, or operating earnings), earnings per share, return on equity, return on assets or operating assets, asset quality, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, liquidity, market share, customer service or satisfaction measures or indices, economic value added, shareholder value added or return, embedded value added, combined ratio, pre- or after-tax income, net income, cash flow (before or after dividends), cash flow per share (before or after dividends), gross margin, risk-based capital, revenues, revenue growth, return on capital (whether based on return on total capital or return on invested capital), cash flow return on investment, cost control, gross profit, operating profit or ratios, cash generation, unit volume, sales, asset quality, cost saving levels, market-spending efficiency, core non-interest income or change in working capital, expenses, charge-offs, credit quality, reductions in non-performing assets, the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, environmental, social and governance or similar criteria, business plan performance, or product performance, in each case with respect to (a) the Company or any one or more Subsidiaries, divisions, business units, departments, or business segments, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies) or (b) an individual Participant.

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Cash Awards

The plan also permits the Company to make cash awards upon terms and conditions consistent with the Plan, including performance-based goals.

Change in Control

Unless an award agreement otherwise provides, in the event of a Change in Control (as defined in the Plan):

•Performance Goals: Upon a Change in Control, the Company will deem performance goals applicable to an award achieved at the greater of (i) the applicable target level and (ii) actual performance, as determined by the Company, through the latest date practicable preceding the Change in Control.

•Unaffected Awards: If an award is not replaced in connection with a Change in Control, the award will vest, free of restrictions, and the Company will deem it earned and payable.

•Replaced Awards: If an award is replaced in connection with a Change in Control, the replacement award must be of the same type and of equal value to the replaced award as of the date of the Change in Control, as determined by the Company. If the replaced award was an equity-based award, the replacement award must relate to publicly traded equity securities of the surviving entity, and contain terms that are no less favorable than the replaced award.

•Termination Protection for Replacement Awards: If within 24 months following a Change in Control the Company’s successor terminates an employee without cause or the employee resigns for “good reason” (if there is “good reason” definition in an agreement with the employee), (i) all replacement awards will vest, free of restrictions, and will be deemed to be earned in full and (ii) any outstanding stock option or SAR may be exercised until the expiration of its stated full term.

No Repricing

The Company may not, without shareholder approval, decrease the exercise price for, cancel in exchange for cash or other awards with a lower exercise price, or take any other action that exchange listing standards or accounting standards would deem a "repricing” for options or SARs.

Clawback

Plan awards are subject to the Company’s clawback or recoupment policy as it currently exists or may be amended.

FEDERAL INCOME TAX CONSEQUENCES

The following paragraphs summarize some United States federal income tax consequences generally arising with respect to Plan awards. This summary does not address all aspects of federal tax consequences for Plan participants due to their personal investment or tax circumstances and does not discuss any state, local, employment or non-United States tax consequences of participating in the Plan. Each participant should consult his or her tax advisor about the application of the federal income tax laws, as well as any state, local, or non-United States tax laws, to their particular circumstances.

Stock Options

An individual who receives an option award will not recognize taxable income at the time of grant, and the Company will not then be entitled to a tax deduction. An option recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding if an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price. The Company will be entitled to a corresponding deduction, subject to Section 162(m) of the Internal Revenue Code. An incentive stock option recipient will not recognize income (except for purposes of the alternative minimum tax) when exercising an incentive stock option. If an incentive stock option recipient hold shares acquired through exercise of an incentive stock option for the longer of two years from the grant date and one year from the date of exercise, the
Independent Bank Corp. 2023 Proxy Statement - 12

government will tax any gain or loss arising from a disposition of those shares as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If an incentive stock option recipient instead disposes of shares within the period just described, then he or she will recognize compensation taxable as ordinary income equal to the lesser of (1) the excess of the amount realized upon that disposition over the exercise price, and (2) the excess of the fair market value of those shares on the date of exercise over the exercise price. The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

SARs

A SAR award recipient will not recognize taxable income at the time of grant, and the Company will not then be entitled to a tax deduction. When the recipient exercises the SAR, he or she will recognize compensation taxable as ordinary income (and subject to income tax withholding if an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Stock Awards

A restricted stock recipient will not recognize taxable income at the time of grant and the Company will not then be entitled to a tax deduction, unless the recipient voluntarily elects to have the grant deemed a taxable event. A recipient who makes such a choice will recognize compensation taxable as ordinary income (and subject to income tax withholding if an employee) at the time of grant in an amount equal to the excess of the fair market value of the shares over the amount, if any, paid for them. If a restricted stock award recipient does not choose taxation at the time of grant, he or she will recognize compensation taxable as ordinary income (and subject to income tax withholding if an employee) in an amount equal to the excess of the fair market value of the shares over the amount, if any, paid for them when the restrictions constituting a substantial risk of forfeiture lapse. The amount of ordinary income recognized by making the election described above or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply. In addition, a restricted stock award recipient who receives dividends for restricted stock for which the above-described election has not been made or prior to vesting will recognize compensation taxable as ordinary income (and subject to income tax withholding if an employee), rather than dividend income, in an amount equal to the dividends paid. The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

A restricted stock unit recipient will not recognize taxable income at the time of grant and the Company will not then be entitled to a tax deduction. When restricted stock units settle, the award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding if an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

An individual who receives shares of common stock that are not subject to any restrictions under the Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the then current fair market value of shares received. The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Performance Awards

A performance award recipient will not recognize taxable income at the time of grant and the Company will not then be entitled to a tax deduction. When a performance award vests and shares underlying that performance award are delivered, the recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding if an employee) in an amount equal to the then current fair market value of shares received. The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Independent Bank Corp. 2023 Proxy Statement - 13

Section 162(m) Implications

In general, the Company has no tax consequences due to awards or award exercises under the Plan, other than the Company’s entitlement to a deduction when an award recipient has compensation income. The Company’s entitlement to a deduction for senior executives is subject to the limits in Section 162(m) of the Internal Revenue Code. Due to those limits, the government will deny the Company a deduction for any compensation exceeding $1,000,000 for our chief executive officer, chief financial officer, and other named executive officers and certain former executive officers, regardless of whether the compensation is performance-based compensation.

NEW PLAN BENEFITS

If shareholders approve the Plan, the Board or a designated Board committee will have the discretion to make awards. The Company, therefore, cannot predict future awards. For information regarding grants made to our named executive officers in 2022, please see the discussion below in the section entitled “Grants of Plan-Based Awards”.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2022 about the securities authorized for issuance under the Company’s equity compensation plans, consisting of the 2005 Employee Stock Plan and the 2018 Non-Employee Director Stock Plan. The Company’s shareholders previously approved each of these plans and all amendments that were subject to shareholder approval. The Company has no other equity compensation plans.

Equity Compensation Plans

Equity Compensation Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Plans approved by security holders	20,000	$56.18	537,503
Plans not approved by security holders	—	—	—
TOTAL	20,000	$56.18	537,503

The Board unanimously recommends that you vote FOR the Independent Bank Corp. 2023 Omnibus Incentive Plan.

Advisory Vote on Executive Compensation (Proposal 4):

The Company is providing shareholders with the opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers (sometimes referred to as our “say on pay” vote) as disclosed in this proxy statement. We currently hold an annual say on pay vote. Accordingly, you may vote on the following proposal at the meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement.”
Independent Bank Corp. 2023 Proxy Statement - 14

This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions.

As discussed in the Compensation Discussion and Analysis in this proxy statement, the Board believes that our compensation policies and procedures are designed to provide a strong link between executive officer compensation and our short- and long-term performance. The objective of the Company's compensation program is to provide compensation that is competitive, variable based on the Company's performance and individual performance, and aligned with the long-term interests of shareholders. Shareholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure.

The Board unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Proposal 5):

In addition to providing shareholders with the opportunity to cast an advisory vote on executive compensation, in accordance with applicable law, the Company is again providing shareholders with an advisory vote on whether the advisory vote on executive compensation should be held every one, two, or three years (sometimes referred to as our "say on frequency" vote).

In 2011, when shareholders first cast an advisory "say on frequency" vote, and in 2017, when shareholders were once again presented with a "say on frequency" vote, more than a majority of shareholders expressed a preference for a frequency of “every year” as the optimal interval for our advisory "say on pay" vote. The Company has been providing shareholders with the opportunity to cast an advisory “say on pay” vote on executive compensation on an annual basis since 2011. The Board recommends continuing with an annual advisory vote to provide a regular, consistent means for shareholders to provide feedback to the Board regarding the Company’s executive compensation programs.

As required by law, shareholders are being provided with the opportunity to choose among four voting options, namely whether the advisory vote on executive compensation should occur every one, two, or three years, or abstaining. Shareholders are therefore being asked to select their preference for frequency and are not voting to approve or disapprove the Board’s recommendation.

Although this advisory "say on frequency" vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future executive compensation advisory votes.

The Board unanimously recommends that you vote for the option of "ONE YEAR" for the frequency of future advisory votes on the compensation of our named executive officers.

Other Matters:

The proxy also confers discretionary authority with respect to any other business that may properly come before the meeting, including rules for the conduct of the meeting. The Board knows of no other matter to be presented at the meeting other than those described in this proxy statement. It is the intention of the person named as proxy to vote the shares to which the proxies relate according to their best judgment if any matters not included in this proxy statement come before the meeting.

Independent Bank Corp. 2023 Proxy Statement - 15

BOARD OF DIRECTOR INFORMATION
Current Board Members

For purposes of this proxy statement, we have computed director ages as of the meeting date.

The Board of the Company is currently comprised of the individuals listed below:

Class III Directors (Nominated for Reelection at this Meeting for a Term Expiring in 2026):

Experience: Mr. Morton, 68, recently retired as the 13th President and Chief Executive Officer of the YMCA of Greater Boston after approximately 7.5 years of service. Prior to the foregoing role, Mr. Morton served as President and CEO of the YMCA Greater Hartford (CT) and the YMCA of Greater Springfield (MA). In these roles, he worked to stabilize and grow the organization, develop innovative programming, improve the membership experience, and create and implement a strategic vision. Mr. Morton has served on numerous boards and committees, including the Massachusetts Board of Elementary and Secondary Education, My Brother’s Keeper Advisory Board, Beth Israel Deaconess Medical Center Community Advisory Board, and the Massachusetts COVID-19 Relief Board. He is currently a member of the Springfield Empowerment Zone Board, Chair of the Board of the Boston After School and Beyond Board, and Trustee of The Lynch Foundation. In addition, he is and has been an active participant on numerous Y-USA committees on youth development, executive leadership development, and multiculturalism. He is an active member of the African-American YMCA CEO Network. Mr. Morton has served as a director of the Company and Rockland Trust since February 1, 2021.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Morton is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his executive experience, and his familiarity and deep involvement with the communities that Rockland Trust serves.

James O'Shanna Morton Director since 2021

Experience: Mr. O'Brien, 67, is a certified public accountant and, for at least the last five years, has been owner and President of O'Brien, Riley and Ryan, a CPA firm located in Braintree, Massachusetts. Mr. O'Brien is also the manager of State Street Wealthcare Advisors, LLC, a financial services company. Mr. O'Brien is also a practicing attorney. Mr. O'Brien previously served as a director and member of the audit committee of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank until 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. Mr. O'Brien also previously served as a director of Chart Bank until it was merged with and into Benjamin Franklin Bank, and served as chair of the Chart Bank audit committee. Mr. O'Brien has served as a director of the Company and of Rockland Trust since 2009.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. O'Brien is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, his prior service as a director of other banks, and his designation as a certified public accountant.

Daniel F. O'Brien Director since 2009 Committees ➢ Audit ➢ Compensation, Chair
Independent Bank Corp. 2023 Proxy Statement - 16

Experience: Mr. Smith, 57, is currently the President and Chief Executive Officer of The SC Group, which he co-founded in 2013. The SC Group provides services to philanthropic organizations throughout New England with respect to strategic planning, program development, board development, Executive Director searches, and fund raising. Mr. Smith has over 30 years of experience in the philanthropic sector and has previously held Chief Executive Officer, Executive Director, and Vice President of Operations positions. Mr. Smith previously served as a director, a member of the audit committee and Chairperson of the compensation committee of Blue Hills Bancorp, Inc. and its wholly-owned subsidiary, Blue Hills Bank, until April 2019, when Blue Hills Bancorp, Inc. was merged with and into the Company. Mr. Smith is a past Board Chair of the Thomas M. Menino YMCA in Boston, serves on the Lt. Governor’s Interagency Council and the Mayor’s Commission on Homelessness, and is the Co-Chair of the Hyde Park 150th Anniversary Committee. Mr. Smith is a graduate of Salisbury University.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Smith is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity and deep involvement with the communities that Rockland Trust serves, and his prior service as a director of another bank.

Scott K. Smith Director since 2019

Class I Directors Continuing in Office (Term Expiring in 2024):

Experience: Ms. Abelli, 65, is a certified public accountant and has since September 2017 been an Assistant Professor at Ricciardi College of Business, Bridgewater State University. Ms. Abelli previously served on an interim basis as the Chief Financial Officer of publicly-traded companies and various private companies, primarily in the life sciences industries, and as the Chief Financial Officer of a publicly-traded company. Ms. Abelli began her accounting career at Coopers & Lybrand (now PwC LLP) where she was named a partner and, from 1998 to 1999, was President of the Massachusetts Society of CPAs. Ms. Abelli was named Chair of the Board of Rockland Trust and the Company in 2012 and has served as a director of the Company and of Rockland Trust since 2005.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Abelli is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, her prior service as a chief financial officer of publicly-traded companies, and her designation as a certified public accountant.

Donna L. Abelli Director since 2005 Chair since 2012 Committees ➢ Compensation ➢ Executive ➢ Nominating ➢ Risk

Experience: Ms. Lentz, 69, worked for 22 years at and served as an Executive Vice President and Partner of McCall & Almy, a Boston-based commercial real estate brokerage and advisory services firm, until 2018, when she moved to a commercial real estate consultant role. Ms. Lentz has over 36 years of commercial real estate experience, including prior work as Chief Operating Officer of a publicly-traded real estate investment trust. Ms. Lentz specializes in advising healthcare, corporate, and non-profit institutions with real estate leasing, acquisition, and disposition strategies. Ms. Lentz has served as a director of the Company and of Rockland Trust since 2016.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Lentz is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, and her extensive experience and knowledge in the area of commercial real estate.

Mary L. Lentz Director since 2016 Committees ➢ Audit ➢ Trust, Chair

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Experience: Mr. Morrissey, 56, is a practicing attorney and is a founding partner of the Braintree, Massachusetts law firm Morrissey, Wilson & Zafiropoulos LLP, practicing in the areas of litigation, bankruptcy and creditors' rights, and real estate. Mr. Morrissey is member of the Joint Bar Committee on Judicial Appointments. Made up of representatives appointed from state bar associations, the Committee independently reviews, evaluates, and reports to the Governor on the qualifications of individuals under consideration for judicial appointments. Mr. Morrissey served as a Chair of the Massachusetts Board of Bar Overseers of the Supreme Judicial Court. The Board of Bar Overseers was established as an independent administrative body to investigate complaints against attorneys and act as an administrative tribunal to consider disciplinary charges brought against attorneys practicing in Massachusetts. Mr. Morrissey is the former President of the Massachusetts Bar Association and Member of its Executive Management Board. Mr. Morrissey previously served as a director of Central Bancorp, Inc. and its wholly owned subsidiary Central Co-operative Bank d/b/a Central Bank until November 2012, when Central Bancorp, Inc. was merged with and into the Company. Mr. Morrissey has served as a director of the Company and of Rockland Trust since 2012.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Morrissey is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities Rockland Trust serves, and his prior service as a director of another bank.

John J. Morrissey Director since 2012 Committees ➢ Nominating, Chair ➢ Trust ➢ Risk

Experience: Mr. Tengel, 60, joined the Company as Chief Executive Officer and President of the Company and Chief Executive Officer of Rockland Trust in February of 2023. Prior to joining the Company and Rockland Trust, he served as Senior Executive Vice President, Head of Commercial Specialty Banking at M&T Bank from April 2022 to February 2023. Before M&T’s acquisition of People’s United Financial in April 2022, Mr. Tengel was President of People’s United from May 2018 to April 2022 where he was responsible for commercial banking, retail banking, and wealth management. He joined People’s United in 2010 from PNC Bank where he served as Executive Vice President.

Mr. Tengel currently serves on the Board of Trustees at Quinnipiac University and the Board of Directors at Wakeman Boys & Girls Club and Kolbe Cathedral High School. Mr. Tengel received his Bachelor of Science degree in accounting from Marquette University and his Master’s Degree in Business Administration from the Weatherhead School of Management at Case Western Reserve University.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Tengel is qualified to serve as a director based upon his robust experience in commercial banking, mature business judgment, demonstrated ability to lead growing organizations, and his familiarity with the New England marketplace.

Jeffrey J. Tengel Director since February 2023

Independent Bank Corp. 2023 Proxy Statement - 18

Class II Directors Continuing in Office (Term Expiring in 2025):

Experience: Mr. Hogan, 63, is a real estate developer. From October 2019 to December 2021, Mr. Hogan served as the President and CEO of Agawam Development Company, the owner and developer of Redbrook, a sustainably designed mixed-use village consisting of luxury single homes, townhomes, apartments and commercial development and from 2004 to October 2019, he served as the President and Chief Executive Officer of the A.D. Makepeace Company, based in Wareham, Massachusetts and the world’s largest cranberry grower and the largest private property owner in eastern Massachusetts. Prior to joining A.D. Makepeace, Mr. Hogan served as President of MassDevelopment, the economic development authority for the Commonwealth of Massachusetts, from 1997 to 2003. While at MassDevelopment, he served as cabinet officer for two Massachusetts governors. Mr. Hogan serves as Director and Vice Chair of the Ocean Spray Board of Directors. Previously, he served as Mayor of Marlborough, Massachusetts. Mr. Hogan serves on the Executive Board of the Associated Industries of Massachusetts. Mr. Hogan has served as a director of the Company and of Rockland Trust since 2017.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Hogan is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity and involvement with the communities that Rockland Trust serves.

Michael P. Hogan Director since 2017 Committees ➢ Executive ➢ Nominating

Experience: Ms. Miskell, 65, is a certified public accountant and previously served as the Treasurer of The Wood Lumber Company, a lumber company based in Falmouth, Massachusetts. Ms. Miskell was previously appointed a director of Falmouth Bancorp, Inc., the holding company of Falmouth Bank, which was merged with and into the Company in 2004. Ms. Miskell, while a Falmouth Bancorp Director, served as the chair of its audit committee. Ms. Miskell has served as a director of the Company and of Rockland Trust since 2005.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Miskell is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, her prior service as a director of another bank, and her designation as a certified public accountant.

Eileen C. Miskell Director since 2005 Committees ➢ Audit, Chair ➢ Compensation ➢ Risk

Experience: Mr. Nadeau, 64, was named the President of Rockland Trust in 2017. Mr. Nadeau previously served as the Executive Vice President, Commercial Lending of Rockland Trust since 2007. Mr. Nadeau has worked at Rockland Trust in a variety of capacities since 1984, serving as a Senior Vice President of Commercial Lending from 1992 until 2007. Mr. Nadeau has served as a director of the Company and of Rockland Trust since 2017.

Mr. Nadeau’s community activities include: board member of Southeastern Massachusetts Economic Development Corporation and of the Southeastern Massachusetts Affordable Housing Group, long time member of the Board of Directors of the Metro South Boys & Girls Club, President and board member of the Montello Affordable Housing Corp., member of the Executive Committee for development at Stonehill College, member of the Board of Directors and Executive Committee of the Old Colony YMCA, member of the Board of Directors of Boston Chamber of Commerce, the Chunilal Initiative and New Beginnings for Families Inc and trust advisor of the Shields Foundation. Mr. Nadeau holds a Bachelor’s Degree in Business from Bentley University.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Nadeau is qualified to serve as a director based upon his prior service as a director of the Company and Rockland Trust, his experience as a long-tenured employee and executive of the Company, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his commercial lending expertise.

Gerard F. Nadeau Director since 2017 Committees ➢ Executive
Independent Bank Corp. 2023 Proxy Statement - 19

Experience: Ms. O'Day, 63, serves as the President of A.W. Perry Inc., a Boston-based real estate investment and services firm. Prior to assuming her current role in October 2020, Ms. O'Day served as Executive Vice President and Chief Information Officer at The Walt Disney Company for over 12 years. At Disney, she led the planning, implementation and operations of IT systems and infrastructure. Before that, Ms. O'Day served in senior leadership positions at both Bristol Myers Squibb and CSX Transportation. Ms. O'Day has served as a director of the Company and Rockland Trust since 2021.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. O'Day is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, and her extensive background and knowledge in the area of IT systems and infrastructure and cybersecurity.

Susan Perry O'Day Director since 2021

Experience: Mr. Venables, 68, served as the President and CEO and as a director of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank from 2002 until 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. Prior to 2002, Mr. Venables co-founded Lighthouse Bank of Waltham, Massachusetts in 1999 and served as its President and CEO and as a director. From 1998 to 1999, Mr. Venables was employed as a banking consultant with Marsh and McLennan Capital, Inc. He was employed by Grove Bank of Newton, Massachusetts from 1974 until it was acquired by Citizens Bank in 1997, serving as its President and CEO and as a director for the last 11 years of his tenure. Mr. Venables has served as a director of the Company and Rockland Trust since 2009.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Venables is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director and executive of other banks.

Thomas R. Venables Director since 2009 Committees ➢ Executive ➢ Risk, Chair

Independent Bank Corp. 2023 Proxy Statement - 20

Board Composition, Tenure and Experience

We value and promote diversity and inclusion in every aspect of our business and at every level of our organization. Our commitment to a diverse and inclusive environment starts at the top with our Board and executive leadership, who play key roles in the oversight of our culture and our growth as a diverse workplace and an inclusive workplace. We strive to build a diverse pipeline of candidates for positions at all levels, including leadership positions. Our Nominating and Corporate Governance Committee has committed to considering diversity when evaluating director candidates. The following Board Diversity Matrix provides the diversity statistics for our Board in the format required by Nasdaq rules, as anticipated at May 18, 2023, and reflects the exclusion of Directors Christopher Oddleifson and Warren Q. Fields, who have chosen not to stand for reelection at the Annual Meeting.

Board Diversity Matrix
Total Number of Directors	12
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	8	0	0

Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Independent Bank Corp. 2023 Proxy Statement - 21

Corporate Governance Information

The Board has adopted Governance Principles, and written charters for all Board committees, including the Audit Committee, the Nominating Committee, the Risk Committee, and the Compensation Committee. You may view our Governance Principles, as well as the charter for each Board committee, by accessing the Investor Relations link under the About Us category on the Rockland Trust website
(http://www.rocklandtrust.com) under Governance Documents.

The Company has adopted a written Code of Ethics to guide directors, officers, and employees in adhering to their ethical and legal responsibilities. You may view the current version of our Code of Ethics by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents. The Company will disclose in a timely manner any amendment to or waiver from a provision of the Code of Ethics required under applicable SEC and the rules of the Nasdaq Stock Market ("Nasdaq") at that same website location.

Environmental, Social and Governance ("ESG")

Our commitment to Environmental, Social and Governance ("ESG") matters begins at the top of our organization with the Board. The Board oversees our ESG strategy, policies, and initiatives. In addition, we have established a management-level ESG working group, including representatives from major business units, who are responsible for identifying ESG priorities as well as assessing and monitoring key performance indicators within the appropriate ESG Related frameworks.

We remain focused on ESG matters and recognize the importance of understanding the social and environmental impact of our activities on all of our stakeholders, including investors, employees, customers, and the communities we serve. We also acknowledge the potential impact of ESG matters on our long-term strategy and operations. We expect that our developing ESG strategy will align with the nature and scale of our business and the evolution of ESG standards and trends in our industry, and will incorporate insight on key ESG issues derived from shareholder engagement.

In 2022, the Company’s ESG working group collaborated with an external consultant as part of its strategy to further the Company’s ESG priorities and initiatives. These efforts included an in-depth assessment of ESG priorities from both internal and external stakeholders, designed to identify the most important ESG topics in the Company’s business model. The analysis was conducted through a combination of internal stakeholder surveys as well as through a review of external stakeholder perspectives, including ESG ratings agencies and key investor insights, and conformance to prominent ESG frameworks. The results of the analysis were used to identify priority ESG topics across internal and external stakeholders and have been incorporated into an ESG Tearsheet published to the Company’s website. For more information, please see our ESG Tearsheet by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) and then visiting the ESG page. We intend to provide additional information in an inaugural ESG report, which is anticipated to be forthcoming and published to the Rockland Trust website in 2023.

Anti-Hedging and Anti-Pledging Policy

    Our insider trading policy expressly prohibits:

•Any director, officer, or employee of the Company or of Rockland Trust from, directly or indirectly, engaging in any transaction that is designed to or has the effect of hedging or offsetting any decrease in the market value of the Company’s stock, including transactions involving prepaid variable forward contracts, equity swaps, collars, exchange funds, short sales, puts, calls, or other derivative securities; and

•Any director or executive officer from either pledging Company stock or from holding Company stock in a margin account without the prior permission of the Company's General Counsel, Chief Financial Officer, or Controller.
Independent Bank Corp. 2023 Proxy Statement - 22

Board Leadership Structure, Executive Sessions and Oversight of Risk Management

The Board has appointed an independent director as its Chair and believes that structure segregates the Board's oversight role from management. The Board oversees the Chief Executive Officer and other management of the Company and Rockland Trust to ensure that the long-term interests of shareholders are being served through 12 regularly scheduled meetings and one all-day strategic planning meeting with management each year, and additional meetings when necessary or advisable. At these meetings, the Board reviews reports on the management and performance of the Company and Rockland Trust, including reports regarding liquidity, interest rate risk, credit quality, loan loss provision, regulatory compliance, and other risks. During each regularly-scheduled Board meeting, our independent non-employee directors meet in executive session, without the Chief Executive Officer or any other member of management present. Our Chair presides at these sessions. The Board also regularly meets with the Chief Executive Officer alone to discuss topics without other members of management present.

The Board has also established the Board committees described below which regularly meet and report back to the Board on the responsibilities delegated to them. Each Board committee has the authority to engage outside experts, advisors, and counsel if needed to assist the committee in its work. During each meeting committees have the opportunity to hold executive sessions without the Chief Executive Officer or any other member of management present.

The Board has approved an Enterprise Risk Management Policy to state the Company’s goals and objectives in identifying, measuring, and managing the risks associated with the Company’s current and near future anticipated size and complexity. Management is responsible for comprehensive enterprise risk management, and continually strives to adopt and implement practices that strike an appropriate balance between risk and reward and permit the achievement of strategic goals in a controlled environment. The Board, with the assistance of its Risk Committee, oversees management’s enterprise risk management practices.

The Company has implemented the “three lines of defense” enterprise risk management model. The first line of defense is comprised of the executives in charge of business units, operational areas, and corporate functions who, sometimes assisted by management committees, teams, and working groups, own and manage risks. The second line of defense monitors and provides risk management advice across all risk domains, and is comprised of the enterprise risk department, with oversight from the Chief Risk Officer, who reports to the Chief Executive Officer. The third line of defense is independent assurance performed by the Chief Internal Auditor, who reports to the Audit Committee, supported by the Company's internal audit department.

In addition to its general oversight role, the Board also: selects, evaluates, and compensates, upon recommendation of the Compensation Committee, the Chief Executive Officer and oversees Chief Executive Officer succession planning; reviews, monitors, and, when necessary or appropriate, approves fundamental financial and business strategies and major corporate actions; assesses major risks facing the Company or Rockland Trust and options for their mitigation; and seeks to maintain the integrity of financial statements and the integrity of compliance with law and ethics of the Company and Rockland Trust.

Shareholder Communications to Board

The Board will give appropriate attention to written communications on issues that shareholders submit and will respond as appropriate. Absent unusual circumstances or as expressly contemplated by committee charters, the General Counsel of the Company will (1) be primarily responsible for monitoring communications from shareholders and (2) provide copies or summaries of shareholder communications to the Board as the General Counsel considers appropriate.

Communications will be forwarded to all directors or specified individual directors if they relate to substantive matters and include suggestions or comments that the General Counsel of the Company considers to be appropriate for Board consideration. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded to directors for review.
Independent Bank Corp. 2023 Proxy Statement - 23

Shareholders who wish to send communications to the Board should submit them, in writing, to Patricia M. Natale, Deputy General Counsel and Corporate Secretary, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

Shareholder Director Nominations and Recommendations

The Company's By-Laws require shareholders to submit advance notice of director nominations to the Company not less than 75 days nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting (i.e., for the Company’s 2024 annual meeting, not later than March 4, 2024 or earlier than January 14, 2024). The notice of nomination must set forth the name, age, business address, residence address, occupation, and amount of common stock held by the director nominee, as well as the written consent of the nominee to serve if elected. The notice of nomination must also include the shareholder's name, record address, and amount of common stock held by the shareholder. The shareholder must also provide certain additional information, as set forth in the Company's By-Laws. Shareholders should submit any director nominations, in writing, to Patricia M. Natale, Deputy General Counsel and Corporate Secretary, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Company nominees must, in addition to complying with the requirements under our by-laws, provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 19, 2024.

The Nominating Committee also considers recommendations for director nominees submitted by shareholders. The Nominating Committee will, as stated in its charter, review any director nominations that shareholders submit to determine if the nominees satisfy the following criteria set forth in the Board's Governance Principles with respect to qualifications for directors:

•Directors should, as a result of their occupation, background, and/or experience, possess a mature business judgment that enables them to make a positive contribution to the Board. Directors are expected to bring an inquisitive and objective perspective to their duties. Directors should possess, and demonstrate through their actions on the Board, exemplary ethics, integrity, and values.

•Directors will be ineligible to continue to serve on the Board once they attain the age of 72. Directors who attain the age of 72 during their elected term as a Director will retire from the Board upon reaching the age of 72.

•Director ownership of the Company's common stock is strongly encouraged and Directors are required to comply with the Company's Director Stock Ownership Guidelines. Please refer to the section entitled “Stock Ownership and Other Matters” in this proxy statement for more information about the amount of common stock owned by our Directors.

•While familiarity with the communities that Rockland Trust serves is one factor to be considered in determining if an individual is qualified to serve as a Director, it is not a controlling factor. It is the sense of the Board, however, that a significant portion of the Directors should represent or be drawn from the communities that Rockland Trust serves.

•Customers of Rockland Trust, if otherwise qualified, may be considered for Board membership. A customer relationship, however, will be a secondary criteria considered in evaluating a Director candidate in addition to other relevant considerations.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should offer their resignation in the event of any significant change in circumstances that renders them incapable of performing their duties.

Independent Bank Corp. 2023 Proxy Statement - 24

Shareholder Proposals for Next Annual Meeting

If you wish to submit a proposal for inclusion in the proxy statement for the 2024 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 of the Exchange Act. Any shareholder who wishes to submit a proposal for inclusion in the proxy statement for the 2024 Annual Meeting will be required, pursuant to Rule 14a-8, to deliver the proposal to the Company no later than December 7, 2023.

For business to be brought before next year's annual meeting by a shareholder (other than a proposal submitted in accordance with Rule 14a-8), you must give timely notice to the Company, which must be delivered to or mailed and received at the principal executive offices of the Company not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting (i.e., not later than March 4, 2024 or earlier than January 14, 2024) and must otherwise satisfy the requirements set forth in the Company's By-Laws. Please forward any shareholder proposals or notices of business, in writing, to Patricia M. Natale, Deputy General Counsel and Corporate Secretary, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

Director Attendance at Annual Shareholder Meeting and Meetings of the Board and its Committees

It is our policy that, to the extent possible, all directors attend the annual shareholder meeting. Of the 15 Board members then serving on the Board, there were four who were unable to attend last year's annual shareholder meeting.

During 2022, the Boards of Directors of the Company and Rockland Trust had 14 concurrent meetings. All directors attended at least 75% of such meetings.

The Boards of Directors of the Company and Rockland Trust each has a standing Executive, Audit, Compensation, Risk, and Nominating Committees. The Rockland Trust Board of Directors also has a standing Trust Committee.

During 2022, in connection with the transition of our CEO, the Boards of Directors of the Company and Rockland Trust formed a Succession Planning Committee, which was comprised of Directors Abelli, Hogan, Jones, Morton, O'Day, and Venables. There were 18 Succession Planning Committee meetings held in 2022.

All Board committees operate under a written charter approved by the applicable Board that describes the committee's role and responsibilities. The charter for each Board committee may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents.

Independent Bank Corp. 2023 Proxy Statement - 25

The current membership of each of our standing Board committees is shown in the table below.

Name	Executive	Audit	Compensation	Nominating	Risk	Trust
Donna L. Abelli	☒		¤	¤	¤
Warren Q. Fields
Michael P. Hogan	¤			¤
Mary L. Lentz		¤				☒
Eileen C. Miskell		☒	¤		¤
John J. Morrissey				☒	¤	¤
James O'Shanna Morton
Gerard F. Nadeau	¤
Daniel F. O'Brien		¤	☒
Susan Perry O'Day
Christopher Oddleifson	¤					¤
Scott K. Smith
Jeffrey J. Tengel
Thomas R. Venables	¤				☒
Total Meetings Held In 2022	1 meeting	5 meetings	10 meetings	2 meetings	5 meetings	4 meetings

☒     Chairman of Committee
¤ Committee Member

All directors attended at least 75% of the committee meetings of the respective committees of which they were members held in 2022.

Director Compensation

Non-employee directors receive both cash and equity compensation as described below. Board compensation is reviewed by comparison to peer institutions using publicly available information. Director compensation is designed to attract and retain persons who are well qualified to serve as directors.

Director Cash Compensation

Non-employee directors receive cash compensation in the form of annual retainers and meeting fees for any committee meetings. Total cash director compensation varies depending on if a director served as Chair of the Board or as a member of one of its committees. Cash compensation is paid to each non-employee director in arrears, quarterly, in an amount equal to one-fourth of the annual retainer plus the committee meeting fees then due.

    The annual retainers for non-employee directors for 2022 service are set forth in the table below.

Position	Annual Retainer
Chair of Board	$97,000
Chair of Executive Committee	$72,000
Chair of Audit Committee	$68,000
Chair of Compensation Committee	$63,000
Chair of Nominating & Governance Committee	$63,000
Chair of Risk Committee	$63,000
Chair of Trust Committee	$63,000
All Other Board Members	$60,000

Independent Bank Corp. 2023 Proxy Statement - 26

In addition to the $97,000 annual retainer, our Board Chair was paid an additional $12,000 for her work on CEO succession planning efforts during 2022. She received $6,000 in the second half of 2022 and will receive the remaining $6,000 in the first half of 2023.

Separate Board meeting fees are no longer paid and are instead included in the annual retainer. Committee meeting fees for 2022 service were $1,450 per committee meeting for the Audit Committee, the Risk Committee and the Succession Planning Committee and $1,250 per meeting for all other Board committees.

Based on an analysis of peer group data and other relevant factors, the Board voted to maintain 2023 committee meeting fees at the same levels as 2022 but to increase annual retainers, effective as of January 1, 2023, as follows:

Position	Annual Retainer
Chair of Board	$113,000
Chair of Executive Committee	$75,000
Chair of Audit Committee	$71,000
Chair of Compensation Committee	$66,000
Chair of Nominating & Governance Committee	$66,000
Chair of Risk Committee	$66,000
Chair of Trust Committee	$66,000
All Other Board Members	$63,000

No annual retainer or meeting fees are paid to any director who is an employee of the Company or Rockland Trust.

Director Deferred Compensation Program

The Company has established the 2019 Nonqualified Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Program") to permit non-employee directors who choose to participate to defer all or a portion of their cash compensation.

Participating directors may defer all or a portion of their cash compensation into a choice of diversified investment portfolios comprised of stocks, bonds and cash. Participating directors will receive cash distributions following their departure from the Board. During fiscal year 2022, Director Jones chose to defer 100% of his cash compensation.

Director Equity Compensation

In May 2018, the Company's shareholders approved the 2018 Non-Employee Director Stock Plan (the “2018 Director Stock Plan”), which provides that:

On the third business day following the day of each annual shareholder meeting, each non-employee director who serves on the Board of the Company and/or Rockland Trust at any point during the calendar year of that annual meeting shall be granted either (A) a restricted stock award in an amount of shares of common stock not to exceed 1,500 shares of common stock which shall vest immediately upon grant, (B) a non-statutory stock option to purchase not more than 3,000 shares of common stock, which shall be immediately exercisable, or (C) a combination of such restricted stock awards and non-statutory stock options. Such awards shall be made subject to the discretion of the Compensation Committee as set forth in the 2018 Director Stock Plan.

In May 2022, each non-employee director was granted, pursuant to the 2018 Non-Employee Director Stock Plan, a restricted stock award for 623 shares of common stock, which vested immediately upon grant.

Independent Bank Corp. 2023 Proxy Statement - 27

Director Stock Ownership Guidelines

The Company has established stock ownership guidelines for directors. Under those guidelines directors are required to own Company common stock with a value at least five times the Director’s annual cash retainer. Directors have five years after joining the Board to satisfy the guidelines. The following are counted towards an individual’s ownership: shares directly held by the individual and those held jointly with another person, stock held in a retirement or deferred compensation account, unvested time-based restricted shares, and stock held in a trust of which the individual is both trustee and beneficiary. Unexercised stock options (whether or not vested) are not counted towards the ownership requirement. Each of our directors currently satisfies our stock ownership guidelines as of the date of this proxy statement. Information about the stock ownership of our directors as of December 31, 2022 is provided in the table below entitled “Stock Ownership and Other Matters.”

Independent Bank Corp. 2023 Proxy Statement - 28

The following table summarizes the cash, equity and other compensation paid to non-employee directors who served during 2022:

Director Compensation Table

					Change in
					Pension
				Non-	Value and
	Fees			Equity	Nonqualified
	Earned			Incentive	Deferred
	or Paid	Stock	Option	Plan	Compensation	All Other
Name	in Cash (1)	Awards (2) (3)	Awards (2) (3)	Compensation	Earnings	Compensation (4)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Donna L. Abelli	$153,000	$50,080	$—	$—	$—	$495	$203,575
Warren Q. Fields	$61,450	$50,080	$—	$—	$—	$—	$111,530
Michael P. Hogan	$88,600	$50,080	$—	$—	$—	$495	$139,175
Kevin J. Jones (5)	$113,300	$50,080	$—	$—	$—	$495	$163,875
Mary L. Lentz	$76,700	$50,080	$—	$—	$—	$495	$127,275
Eileen C. Miskell	$95,200	$50,080	$—	$—	$—	$495	$145,775
John J. Morrissey	$79,200	$50,080	$—	$—	$—	$495	$129,775
James O'Shanna Morton	$86,100	$50,080	$—	$—	$—	$—	$136,180
Daniel F. O'Brien	$81,300	$50,080	$—	$—	$—	$495	$131,875
Susan Perry O'Day	$86,100	$50,080	$—	$—	$—	$—	$136,180
Scott K. Smith	$61,450	$50,080	$—	$—	$—	$—	$111,530
Frederick Taw (6)	$25,000	$50,080	$—	$—	$—	$495	$75,575
Thomas R. Venables	$97,800	$50,080	$—	$—	$—	$495	$148,375
(1) Column (b) reflects the total fees earned or paid in cash for non-employee directors. As noted above, during the past year, Director Jones chose to defer all of his cash compensation pursuant to the Deferred Compensation Program.
(2) The assumptions used in the valuation for the awards reported in the Stock Awards column (column (c)) can be found in the Stock-Based Compensation section of the Notes to Consolidated Financial Statements filed as part of the Company’s 2022 Annual Report on Form 10-K.
(3) The amounts in column (c) represent the grant date fair value of the restricted stock awards granted to non-employee directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"), excluding the impact of estimated forfeitures. No director awards were forfeited during the year. As of December 31, 2022, the aggregate number of restricted stock awards and stock option awards held by each non-employee director is reflected in the table below. There were no outstanding unvested stock option awards held by any non-employee director as of December 31, 2022.

Name	Aggregate Outstanding Unvested Restricted Stock Awards per Director	Aggregate Outstanding Vested Stock Option Awards per Director
Michael P. Hogan, Mary L. Lentz, John J. Morrissey and Frederick Taw (6)	—	5,000
(4) Column (g) reflects the dividends paid to directors in 2022 on their unvested restricted stock.
(5) Effective March 20, 2023, Mr. Jones retired from the Board upon reaching the age of 72, the mandatory retirement age established by our Governance Principles.
(6) Effective June 8, 2022, Mr. Taw retired from the Board upon reaching the age of 72, the mandatory retirement age established by our Governance Principles.
Independent Bank Corp. 2023 Proxy Statement - 29

Report of the Audit Committee1

Each member of the Audit Committee is “independent” as defined under Section 10A(m)(3) of the Exchange Act, and SEC rules and regulations, and Nasdaq rules. In addition, the Board has determined that Eileen C. Miskell, CPA, Chair of the Audit Committee, and Daniel F. O'Brien, CPA each qualify as an “Audit Committee financial expert” as defined in SEC regulations.

The Audit Committee operates under a written charter adopted and approved by the Board. The Audit Committee charter sets forth the audit services, audit-related services, and tax services which the Audit Committee has pre-approved our independent registered public accounting firm to perform up to a maximum fee of $25,000 and the authority which the Board has granted to the Audit Committee chair to pre-approve the performance of any services by our independent registered public accounting firm in the interval between Audit Committee meetings. The current Audit Committee charter may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents.

The Audit Committee is responsible for providing independent, objective oversight of our audit process and for monitoring our accounting, financial reporting, data processing, regulatory, and internal control functions. One of the Audit Committee's primary responsibilities is to enhance the independence of the audit function, thereby furthering the objectivity of financial reporting. Accordingly, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm, who must report directly to the Audit Committee. The Audit Committee is directly responsible for fee negotiations with our independent registered public accounting firm. The topics which the Audit Committee discusses with our independent registered public accounting firm include financial results and reporting, the testing and evaluation of internal controls, and risk management, technology, tax, and legal matters. The Audit Committee regularly meets privately with our independent registered public accounting firm, which has unrestricted access to the Audit Committee. The other duties and responsibilities of the Audit Committee are to: (1) oversee and review our financial reporting process and internal control systems; (2) evaluate our financial performance, as well as our compliance with laws and regulations; (3) oversee management's establishment and enforcement of financial policies; and (4) provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the Board, including the resolution of any disagreements that may arise regarding financial reporting.

The Audit Committee has:

•received the written disclosures and letter from EY required by the Public Company Accounting Oversight Board, has discussed the independence of EY and considered whether the provision of non-audit services by EY is compatible with maintaining auditor independence, and has satisfied itself as to the independence of EY;

•reviewed and discussed our audited, consolidated financial statements for the fiscal year ended December 31, 2022 with our management and EY, including a discussion of the quality and effect of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•discussed the matters required by the applicable standards of the Public Company Accounting Oversight Board with EY, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of EY regarding the reasonableness of those estimates; and

•met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

Based on the review and discussions noted above, the Audit Committee recommended to the Company's Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Submitted by:
Eileen C. Miskell, CPA, Chair
Daniel F. O'Brien, CPA
Mary L. Lentz
Audit Committee
Independent Bank Corp.

[1]This report, and the Compensation Committee report below, shall not be deemed incorporated by reference into any of our previous filings with the SEC and shall not be deemed incorporated by reference into any of our future SEC filings irrespective of any general incorporation language in them.

Independent Bank Corp. 2023 Proxy Statement - 30

Compensation Committee Interlocks and Insider Participation

Directors Abelli, Miskell, O'Brien and former Director Jones served as members of the Compensation Committees of the Company and Rockland Trust during the last fiscal year. No current or former officer or other employee of the Company or Rockland Trust served on the Compensation Committees of the Company or Rockland Trust. No director or executive officer of the Company or Rockland Trust served on the Compensation Committee or the board of directors of any other entity, one of whose executive officers served on the Compensation Committee or the Board of the Company or Rockland Trust. No member of the Compensation Committee of the Company or Rockland Trust had any relationship with the Company or Rockland Trust since January 1, 2022 requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

Related Party Transactions

Since January 1, 2022, neither the Company nor Rockland Trust has been a party to any transaction or series of transactions in which the amount involved exceeded $120,000 and any director, executive officer, or holder of more than 5% of our stock, or any member of the immediate family of any such person, had or will have a direct or indirect material interest.

Pursuant to various regulatory requirements and other applicable law, the Board of Rockland Trust must approve certain extensions of credit, contracts, and other transactions between Rockland Trust and any director or executive officer. The Board of Rockland Trust has adopted a written policy, and Rockland Trust has established written procedures, to implement these requirements which state, in essence, that any transaction between Rockland Trust and any director or executive officer, or any of their immediate family members must be made on terms comparable to those which Rockland Trust would reach with an unrelated, similarly situated third-party and must be approved in advance by the Board of Rockland Trust. Rockland Trust's General Counsel and Rockland Trust's designated Federal Reserve Bank Regulation O officer share responsibility for oversight and implementation of the Board policy and Rockland Trust procedures for review of related party transactions, which are typically applied to extensions of credit and any other financial transaction of a material nature between Rockland Trust and any director or executive officer. Any director or executive officer involved in such a transaction leaves the meetings while the Board considers and votes upon the transaction.

Some of the directors and executive officers of the Company, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated are, or during 2022 were, also customers of Rockland Trust in the ordinary course of business, or had loans outstanding during 2022. It is anticipated that they and their associates will continue to be customers of and be indebted to Rockland Trust in the future. All customer relationships with and loans to directors, executive officers, and their associates were in the ordinary course of business. All loans to directors, executive officers, or their associates did not involve more than normal risk of collectability or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unaffiliated persons and, where required by applicable law, were approved in advance by the Rockland Trust Board. No loans to directors, executive officers, or their associates are nonperforming.

Director Independence

Nasdaq rules, and our Governance Principles, require that at least a majority of our Board be composed of “independent” directors. The following three directors are the only directors not currently considered "independent": Mr. Tengel, the President and Chief Executive Officer ("CEO") of the Company and the CEO of Rockland Trust; Mr. Nadeau, the President of Rockland Trust; and, Mr. Oddleifson, the former CEO of the Company and of Rockland Trust.

All other current directors of the Company and of Rockland Trust are “independent” within the meaning of both the Nasdaq rules and our own Governance Principles. Accordingly, eleven of the fourteen directors who currently serve on the Board are “independent” directors. The Board considered any transactions, relationships, or arrangements disclosed by directors and/or noted in the records that Rockland Trust maintains in the ordinary
Independent Bank Corp. 2023 Proxy Statement - 31

course of business, including the customer relationships and indebtedness described above, when determining director independence.

No directors are members of the board of directors of any other publicly traded company. Our Governance Principles require our directors to devote sufficient time to carrying out their duties and responsibilities effectively, to be committed to serve on the Board for an extended period of time, and to offer their resignation in the event of any significant change in circumstances that renders them incapable of performing their duties.

EXECUTIVE OFFICER INFORMATION

Executive Officers

The following individuals are the current executive officers of the Company and/or Rockland Trust. Robert D. Cozzone, who resigned from the Company and Rockland Trust in March 2023, was an executive officer of the Company and Rockland Trust during 2022 and until the time of his departure in 2023. For purposes of this proxy statement the ages of executive officers have been computed as of our meeting date.

Christopher Oddleifson: Mr. Oddleifson, 64, currently serves as an Executive Advisor of the Company and Rockland Trust. From 2003 until February 2023, he served as the President and Chief Executive Officer of the Company and as the Chief Executive Officer of Rockland Trust. Mr. Oddleifson was also the President of Rockland Trust from 2003 to 2017. From 1998 to 2002 Mr. Oddleifson was President of First Union Home Equity Bank, a national banking subsidiary of First Union Corporation in Charlotte, North Carolina. Until its acquisition by First Union, Mr. Oddleifson was the Executive Vice President, responsible for Consumer Banking, for Signet Bank in Richmond, Virginia. He has also worked as a management consultant for Booz, Allen and Hamilton in Atlanta, Georgia.

Community Service and Education: Active in industry and community affairs, Mr. Oddleifson is a director of South Shore Health and South Shore Hospital, the New England Council, and the National Association of Corporate Directors-New England Chapter. He also serves on the Finance Committee and Land Conservation Committee of The Trustees of Reservations, and the TTOR Hingham and Cohasset Properties Advisory Committee. In addition, he is past Chairman of the Massachusetts Housing Partnership, Cape Cod Community College, Massachusetts Bankers Association and United Way of Greater Plymouth County Campaign Cabinet. Mr. Oddleifson has also served on the Boston Federal Reserve Bank Community Development Institution Advisory Council, the Consumer Bankers Association, and the Old Colony Council’s Boy Scouts of America Board of Directors.

Mr. Oddleifson holds a Bachelor’s Degree in Mechanical Engineering from Cornell University and a Master’s Degree in Business Administration from the Wharton School at the University of Pennsylvania.

Christopher Oddleifson Executive Advisor of the Company and of Rockland Trust Since February 2023

Jeffrey J. Tengel: Mr. Tengel, 60, joined the Company as Chief Executive Officer and President of the Company and Chief Executive Officer of Rockland Trust in February of 2023. Prior to joining the Company and Rockland Trust, he served as Senior Executive Vice President, Head of Commercial Specialty Banking at M&T Bank from April 2022 to February 2023. Before M&T’s acquisition of People’s United Financial in April 2022, Mr. Tengel was President of People’s United from May 2018 to April 2022 where he was responsible for commercial banking, retail banking, and wealth management. He joined People’s United in 2010 from PNC Bank where he served as Executive Vice President.

Community Service and Education: Mr. Tengel currently serves on the Board of Trustees at Quinnipiac University and the Board of Directors at Wakeman Boys & Girls Club and Kolbe Cathedral High School.

Mr. Tengel received his Bachelor of Science degree in accounting from Marquette University and his Master’s Degree in Business Administration from the Weatherhead School of Management at Case Western Reserve University.

Jeffrey J. Tengel Chief Executive Officer and President of the Company and Chief Executive Officer of Rockland Trust Since February 2023

Independent Bank Corp. 2023 Proxy Statement - 32

Gerard F. Nadeau: Mr. Nadeau, 64, was named the President of Rockland Trust in 2017. Mr. Nadeau previously served as the Executive Vice President, Commercial Lending of Rockland Trust since 2007. Mr. Nadeau has worked at Rockland Trust in a variety of capacities since 1984, serving as a Senior Vice President of Commercial Lending from 1992 until 2007.

Community Service and Education: Mr. Nadeau’s community activities include: board member of Southeastern Massachusetts Economic Development Corporation and of the Southeastern Massachusetts Affordable Housing Group, long time member of the Board of Directors of the Metro South Boys & Girls Club, President and board member of the Montello Affordable Housing Corp., member of the Executive Committee for development at Stonehill College, member of the Board of Directors and Executive Committee of the Old Colony YMCA, member of the Board of Directors of Boston Chamber of Commerce, the Chunilal Initiative and New Beginnings for Families Inc and trust advisor of the Shields Foundation.

Mr. Nadeau holds a Bachelor’s Degree in Business from Bentley University.

Gerard F. Nadeau President of Rockland Trust Since 2017

Mark J. Ruggiero: Mr. Ruggiero, 45, was appointed Chief Financial Officer in 2019 for the Company and Rockland Trust and in March 2023, was appointed to the additional role of Executive Vice President, Consumer Lending of Rockland Trust. With over 20 years of experience in financial services, Mr. Ruggiero joined the Company and Rockland Trust in 2009, and served as the Bank's Controller and Principal Accounting Officer from 2013 to 2019 and held the Principal Accounting Officer role from 2019 until March 2023. He is a certified public accountant and prior to joining Rockland Trust, he was a manager at Vitale, Caturano & Co., where he provided both accounting and tax services to a number of clients across all major industries.

Community Service and Education: Mr. Ruggiero is a member of the Massachusetts Society of CPAs and the American Institute of CPAs. He is also a trustee of the Massachusetts Taxpayers Foundation.

Mr. Ruggiero is a graduate of Bentley University and holds a Bachelor of Science in Accountancy.

Mark J. Ruggiero Chief Financial Officer of the Company and of Rockland Trust Since 2019 Executive Vice President, Consumer Lending of Rockland Trust Since March 2023

Maria Harris: Ms. Harris, 52, has served as SVP and Chief Human Resources Officer for Rockland Trust since 2017. Prior to that time, Ms. Harris worked at Rockland Trust in a variety of capacities since 2003, most recently as Vice President, Director of Employment and Colleague Relations with responsibility for recruitment, employee relations, performance management, policy development, diversity and inclusion, compensation analysis, and Rockland Trust’s wellness initiative. Ms. Harris has over two decades of Human Resources experience and worked for Scudder Investments prior to joining Rockland Trust.

Community Service and Education: Ms. Harris is a member of the Board of Directors of Morgan Memorial Goodwill Industries in Boston, Massachusetts and a member of the Board of Directors of Signature Healthcare in Brockton, Massachusetts.

Ms. Harris earned the distinction of Senior Professional in Human Resources designation and a Bachelors of Arts from Bridgewater State University.

Maria Harris SVP and Chief Human Resources Officer of Rockland Trust Since 2017

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Barry H. Jensen: Mr. Jensen, 58, has served as Chief Technology and Operations Officer of the Company and Rockland Trust since September 2013, overseeing Information Technology, Information Security, Banking Operations, Knowledge Management, Business Solutions and Software Development, Data Engineering and Governance. Prior to September 2013, Mr. Jensen served as Chief Accounting Officer of Rockland Trust from April 2008 to September 2013, adding to his title of Senior Vice President and Controller of Rockland Trust, which he held since May 2000. Mr. Jensen joined Rockland Trust in March of 1998, serving as the Manager of Financial Planning and Analysis and has previously held financial positions at BankBoston and BayBanks.

Community Service and Education: Mr. Jensen is involved with Mass Insights working with faculty and students of local educational institutions to attract IT talent to the Boston community. Mr. Jensen also aids in organizing “Credit For Life” financial literacy training for local area high school seniors.

Mr. Jensen is a graduate of Salem State University and received a Master's in Business Administration from Bentley University.

Barry H. Jensen Executive Vice President Chief Technology and Operations Officer of the Company and of Rockland Trust Since 2013

Edward H. Seksay: Mr. Seksay, 65, is currently an Executive Vice President and the General Counsel of the Company and of Rockland Trust. Mr. Seksay has served as General Counsel of the Company and of Rockland Trust since 2000, as President and Board Chair of Rockland Trust's affiliated charitable foundations since 2015, and also as an Executive Vice President and Chief Risk Officer of the Company and of Rockland Trust from 2019 to 2022. Prior to joining the Company and Rockland Trust, Mr. Seksay was with the Boston, Massachusetts law firm Choate, Hall & Stewart from 1984 to 1991 and with the Boston, Massachusetts law firm Heller, Levin & Seksay, P.C. from 1991 to 2000.

Community Service and Education: Mr. Seksay is a Trustee of the Boston Bar Foundation. Mr. Seksay is also the Founding Chairman of the American Bankers Association Regional Banks General Counsels Group. Mr. Seksay helped establish the annual Credit For Life financial literacy training program for the senior classes of Boston College High School and Notre Dame Academy.

Mr. Seksay is a graduate of Suffolk University Law School, where he was Editor-in-Chief of the Law Review, and the College of the Holy Cross.

Edward H. Seksay Executive Vice President General Counsel of the Company and of Rockland Trust Since 2000

Dawn A. Mugford: Ms. Mugford, 52, was appointed as Chief Risk Officer of the Company and of Rockland Trust in August 2022. Prior to joining the Company and Rockland Trust, Ms. Mugford was the Senior Vice President and Director of Operational Risk Management, Corporate Security, and Investigations at Eastern Bank from October 2018 until July 2022. Prior to that, she worked at UNUM Insurance as the Director of Policies, Procedures and Quality Review from January 2017 to October 2018. Previously, she served as SVP and Director of Credit Risk Management for TD Bank after working with TD Bank’s parent company, TD Bank Group, in Canada for over 23 years in the areas of risk, audit, credit, portfolio review, and finance as well as assisting with the due diligence of US acquisitions.

Community Service and Education: Ms. Mugford has volunteered with a number of organizations including the United Way, Junior Achievement, the Maine Cancer Society, the Arthritis Society, the Red Cross and Tri-Maine.

Ms. Mugford earned her Bachelor of Business Administration from Wilfrid Laurier University in Canada.

Dawn A. Mugford Senior Vice President Chief Risk Officer of the Company and of Rockland Trust Since 2022

The term of office of each executive officer of the Company extends until the first meeting of our Board following the annual meeting of our shareholders and/or until his/her earlier termination, retirement, resignation, death, or disqualification. Other than the employment agreements with Mr. Oddleifson, Mr. Tengel, Mr. Nadeau, Mr. Ruggiero, Ms. Harris, Mr. Jensen, and Mr. Seksay, there are no arrangements or understandings between any executive officer and any other person pursuant to which such person was appointed as an executive officer.

Independent Bank Corp. 2023 Proxy Statement - 34

Relationship Between Compensation Policies And Risk

The Company periodically uses variable cash incentive compensation programs and/or plans, and performance-based restricted stock awards, to reward and incent employee performance and retain top talent. We perform a detailed financial analysis of any potential cash incentive compensation program or plan, or performance-based restricted stock award, prior to approval. Our cash incentive programs and plans and performance-based restricted stock awards typically establish maximum award caps. Cash incentive programs and plans typically evaluate whether risk management and compliance results are satisfactory in determining whether to make an award, and reserve the ability to lower any cash award otherwise payable to zero in the sole discretion of management (and in the sole discretion of the Board, in the event of programs or plans applicable to executive officers). The Compensation Committee approves and reports to the Board any cash incentive compensation program or plan of a material nature, or performance-based restricted stock award. The Company does not believe that the incentive compensation or other policies and practices of the Company or of Rockland Trust are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that immediately follows this report with management and, based upon that review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and, through incorporation by reference, also in our Annual Report on Form 10-K.

                        Submitted by:
                        Daniel F. O'Brien, Chair
                        Donna L. Abelli
                        Kevin J. Jones*
                        Eileen C. Miskell
                        Compensation Committee
                        Independent Bank Corp.

*Mr. Jones retired from our Board on March 20, 2023

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our process for creating compensation programs, our executive compensation philosophy and programs, and matters considered when making compensation decisions for our named executive officers. Our named executive officers for fiscal 2022 are:

Executive Officer	Title
Christopher Oddleifson	Chief Executive Officer and President of the Company*
Mark J. Ruggiero	Chief Financial Officer of the Company and of Rockland Trust and Executive Vice President, Consumer Lending of Rockland Trust
Robert D. Cozzone	Chief Operating Officer of the Company and of Rockland Trust**
Barry H. Jensen	Chief Technology and Operations Officer of the Company and of Rockland Trust
Gerard F. Nadeau	President of Rockland Trust

*On February 6, 2023 Mr. Oddleifson stepped down as our Chief Executive Officer and Mr. Tengel assumed the CEO role. Mr. Oddleifson continues to serve in an executive advisory role through July 8, 2023, when he will retire. Mr. Oddleifson will thereafter serve as a consultant to the Company through December 31, 2023. In connection with the CEO transition, we entered into an Employment Agreement with Mr. Tengel and a Succession and Consulting Services Agreement with Mr. Oddleifson, which are summarized below under “Employment Agreements.” As a result of the agreement signed by Mr. Oddleifson in connection with the CEO transition the only 280G tax gross up provision in our executive compensation program will be eliminated upon Mr. Oddleifson’s July 8, 2023 retirement. Mr. Oddleifson's voluntary separation did not trigger any entitlement to severance payments under his employment agreement.

**In March 2023, Mr. Cozzone voluntarily resigned from his position as Chief Operating Officer of the Company and Rockland Trust. Mr. Cozzone's voluntary separation did not trigger any entitlement to severance payments under his employment agreement.

Executive Compensation Summary

We have designed our executive compensation program to attract, retain, and motivate our named executive officers to achieve operating goals and strategic objectives. We use a pay-for-performance approach that aligns the interests of our named executive officers with shareholders and creates long-term shareholder value. Our executive compensation program typically has four primary elements: base salary, annual cash incentive compensation, long-term equity-based compensation, and benefits.

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This chart summarizes characteristics of base salary, annual cash incentive compensation, and long-term equity compensation:

Compensation Elements	Base Salary	Annual Cash Incentive	Restricted Stock Awards	Performance-Based Awards

	Fixed	Variable, At-Risk

Recipients	All Named Executive Officers

When Granted	Reviewed Annually	Annually

Form	Cash		Equity

Type	Short-term Incentives		Long-term Incentives

Performance Period	Ongoing	One year	Vest ratably over period of up to 5 years	3-year performance period

How Determined	Compensation Committee judgment, based on peer comparison, performance, and outside compensation consultant recommendations	Based on achievement vs. peers and Company and individual performance	Number of shares awarded based on percentage of base salary and trailing 30-day volume-weighted average stock price	Quantitative based on achievement against targets

Performance Metrics	Prior-year performance evaluations	Operating Earnings per Share (1), Return on Assets, Return on Equity, Charge-offs, Non-Performing Assets	N/A	Return on Average Tangible Common Equity vs. Peers (2); Tangible Book Value
(1) Operating Earnings per Share is a non-GAAP measure. Please refer to the Annual Cash Incentive Compensation section of this Proxy Statement for further information, as well as the Company’s Annual Report on Form 10-K for a reconciliation of Net Operating Earnings to Net Income.
(2) Please refer to the Long-Term Equity Compensation section of this Proxy Statement for further information on this metric.

    We establish base salaries at levels competitive to similar positions at peer institutions to provide the Company and Rockland Trust with the ability to attract and retain accomplished executives.

The use of variable annual cash incentive compensation is designed to provide a competitive cash payment opportunity based on both individual performance and the Company's overall financial performance. The opportunity for a more significant award increases when both the Company and the employee achieve higher levels of performance. The Compensation Committee may also determine to award discretionary cash bonuses.

We grant equity awards under our long-term equity-based compensation incentive plan to select individuals, including our named executive officers, in the form of time based restricted stock, performance based restricted stock, and/or stock options. Equity awards link named executive officer financial outcomes to long-term shareholder returns and encourage named executive officer retention. We have not awarded stock options to named executive officers since 2011.

In addition to base salary, cash incentives and equity compensation, the Company also offers a variety of benefits to remain competitive in the market. The Compensation Committee believes that benefits attract a high
Independent Bank Corp. 2023 Proxy Statement - 37

caliber management team and promote stability and leadership continuity. The Chief Executive Officer and certain named executive officers receive benefits, such as retirement programs, medical plans, life and disability insurance, use of company owned automobiles, and employment agreements. The Compensation Committee periodically reviews executive officer benefits to ensure they are competitive.

The Compensation Committee strives to balance short-term and long-term Company performance and shareholder returns in establishing performance criteria. Performance criteria reflect: fiscal year budgets; strategic objectives; competitive peer performance; and, economic, regulatory, industry and other relevant factors. The Compensation Committee evaluates executive compensation against performance criteria and competitive executive pay practices before determining changes in base salary, the amount of any incentive payments, discretionary bonuses, equity awards, and other benefits.

Compensation Committee - Composition and Responsibility

The Board has determined that all Compensation Committee members are independent directors in accordance with Nasdaq rules. Four directors served on the Compensation Committee in 2022: Director O'Brien who currently serves as Chair, Directors Abelli, Miskell and former Director Jones.

The Compensation Committee operates under a written charter approved by the Board that you may view by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents. The Compensation Committee has, as stated in its charter, three primary responsibilities: (i) assisting the Board in carrying out its responsibilities in determining the compensation of the Chief Executive Officer ("CEO") and executive officers of the Company and Rockland Trust; (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer financial institutions; and (iii) assisting the Board with the design and development, for Board approval, of equity compensation plans.

The Compensation Committee, subject to the provisions of our 2005 Employee Stock Plan (the "Employee Stock Plan"), also has authority in its discretion to grant restricted stock awards, performance-based restricted stock awards, and/or stock options and to determine the number of shares granted to each employee, and the time of equity grants. The CEO makes recommendations to the Compensation Committee about equity awards to the employees of the Company and Rockland Trust (other than the CEO). As equity compensation awards sometimes need to be made expeditiously to retain or recruit key performers, the Compensation Committee has delegated authority to the CEO to award up to 10,000 shares of Company stock, in the aggregate, through restricted stock awards and/or stock option grants when, in the CEO’s discretion, the making of an equity compensation award is necessary or advisable in connection with recruitment of a new employee or retention of an existing employee, excluding executive officers. The CEO reports annually to the Compensation Committee on any equity compensation awards granted pursuant to the limited authority delegated to him. The Compensation Committee also has authority to interpret our Employee Stock Plan and to prescribe, amend, and rescind rules and regulations relating to it.

The CEO reviews the performance of the executive officers of the Company and Rockland Trust (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the Compensation Committee or the Board with respect to his own compensation. The Compensation Committee:

•grants annual cash incentive awards under the Executive Incentive Plan Scorecard, or the Scorecard, to executive officers (including the CEO and other named executive officers);

•determines whether performance objectives have been attained by the executive officers (including the CEO and other named executive officers) under previously granted performance-based restricted stock awards; and

•makes recommendations to the Board for approval with respect to base salary and equity compensation of executive officers (including the CEO and other named executive officers).
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The Compensation Committee and the Board use summaries of proposed overall short and long-term compensation, summaries of compensation decisions made in past years, and competitive survey data showing current and historic elements of compensation, and other relevant information when reviewing executive officer and CEO compensation.

The Compensation Committee has engaged and been assisted and advised by the following external executive compensation consultants:

•Every three years, the Compensation Committee engages Mercer, a consultant that reviews the competitiveness of the base salaries, annual cash incentive compensation, and long term equity compensation for the executive leadership team, a group which includes the CEO, the Chief Financial Officer ("CFO") and all other executive officers (including the other named executive officers), comparing the Company’s executive compensation to the consultant's published survey data, other information, and the peer groups identified in the Company’s current and prior year proxy statement.

•The Korn Ferry Hay Group ("Korn Ferry") analyzed salary ranges using the Korn Ferry proprietary method, provided market-based information about annual merit increases, and provided recommendations for equity compensation and other compensation matters.

No compensation consultant engaged by the Compensation Committee received more than $120,000 during 2022 for any additional non-executive compensation-related services rendered to the Company or its affiliates. The Compensation Committee determined that none of the work performed by any compensation consultant engaged by the Compensation Committee in 2022 raised any conflict of interest.

The Compensation Committee has also reviewed publicly available materials and information derived from the following sources to assist in its work:

•Equilar, which provides an online database gathered from proxy statements and annual reports in the financial services industry.

•Rockland Trust also utilizes Payfactors for compensation comparisons.

The Compensation Committee has delegated retirement plan administration to the Retirement Committee, a group comprised of our Director of Human Resources, our CFO, our Deputy General Counsel, and the Vice President of Compensation and Benefits in Rockland Trust’s Human Resources Department. While the Compensation Committee has delegated retirement plan administration, the Board and the Compensation Committee continue to determine the nature and amount of executive officer retirement benefits.

Compensation Philosophy

Our compensation philosophy rests on two primary principles:

•A significant portion of total compensation should vary with our performance in achieving financial and non-financial objectives; and

•Long-term incentive compensation should closely align with the interests of shareholders.

We use a “pay for performance” approach that offers a competitive total rewards package to help create long-term shareholder value. Accordingly, annual cash incentive compensation awards to our named executive officers are performance-based, and on average, approximately fifty-seven percent (57%) of the equity awards made to our named executive officers were performance-based restricted stock awards in 2022 (calculated assuming that maximum performance is achieved by the named executive officers). In designing compensation programs, and making individual recommendations or decisions, the Compensation Committee focuses on:

•Aligning the interests of named executive officers and shareholders;

•Attracting, retaining, and motivating high-performing employees in a cost-efficient manner; and
Independent Bank Corp. 2023 Proxy Statement - 39

•Creating a high-performance work culture.

The Company's compensation program reflects a mix of fixed and at risk compensation, designed to fairly reward executive officers and align their interests with shareholders. Each element of the Company's compensation program provides named executive officers with a pay opportunity that is externally competitive and recognizes individual contributions. The following charts depict the pay mix for our named executive officers in fiscal 2022, as reflected in the Summary Compensation Table:

CEO

Long-Term Equity 24%
Other Benefits 8%
Base Salary 31%
Annual Cash Incentive 37%
Base Salary
Annual Cash Incentive
Long-Term Equity
Other Benefits

Other Named Executive Officers

Long-Term Equity 20%
Other Benefits 9%
Annual Cash Incentive 33%
Base Salary 38%
Base Salary
Annual Cash Incentive
Long-Term Equity
Other Benefits

"Say on Pay" Results

The Board and the Compensation Committee have considered the result of the most recent shareholder “say on pay” advisory vote and the support of our compensation practices it reflects. Of the shares voting on last year's say on pay proposal, 92.31% voted in favor. We therefore intend to continue to focus on “pay for performance” in our approach to executive officer compensation and to retain or adjust, as appropriate, the basic elements of our compensation program in order to support that approach as described in this Compensation Discussion and Analysis.

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Use of Peer Groups and Survey Information

The Compensation Committee periodically reviews executive officer total compensation against a peer group, using the comparison only as a competitive reference point and not as the sole determinative factor when making executive compensation decisions. The Compensation Committee periodically assesses the relevancy of the companies within the peer group and makes changes when appropriate.

The Compensation Committee defines the Company’s peer group based upon advice and assistance received from its outside compensation consultant Mercer. Peers were selected from public and actively traded banks that satisfied the following criteria: (1) Geographic Criteria: banks headquartered in the Northeast and mid-Atlantic states of Connecticut, Delaware, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island, and Vermont; (2) Total Asset Size Criteria: banks with total assets equal to one-half to two times the size of the Company’s total assets, measuring by combining assets with, if applicable, third-party investment assets under administration; and, (3) Market Capitalization Criteria: banks with a market capitalization equal to one-half to two times the Company’s market capitalization.

The Compensation Committee approved changes using the criteria described above for determining banks for inclusion in the peer group. In October 2021, in approving the changes to the peer group for 2022, the Compensation Committee noted that during the intervening period since August 2020, our asset size changed meaningfully, including the impact of our acquisition of Meridian Bancorp, Inc. effective November 12, 2021. Based on that review, the Compensation Committee approved changes to the peer group to remove banks that no longer fit, and to add banks that better aligned with, the asset size or market capitalization parameters described above for inclusion in the peer group.

2022 Peer Group. In October 2021, with the assistance of Mercer, the Compensation Committee approved the following peer group for purposes of our 2022 executive compensation program, including our 2022 performance-based restricted stock awards:

●	Berkshire Hills Bancorp, Inc.	●	Northwest Bancshares, Inc.
●	CIT Group	●	Provident Financial Services, Inc.
●	Community Bank System, Inc.	●	Sandy Spring Bancorp, Inc.
●	Customers Bancorp, Inc.	●	Sterling Bancorp
●	Eastern Bankshares, Inc.	●	Valley National Bancorp
●	F.N.B. Corp.	●	Webster Financial Corp.
●	Fulton Financial Corp.	●	WSFS Financial Corp.
●	Investors Bancorp, Inc.

Subsequent to the approval of the 2022 peer group, CIT Group became a subsidiary of First-Citizens Bank & Trust Company and no longer remains in our peer group. Also in 2022, Sterling Bancorp merged with Webster Financial Corp., bringing the total number of companies in our 2022 peer group down to 13 from 15.

In addition to reviewing information from the peer group, the Compensation Committee evaluates executive compensation by reviewing national and regional surveys that cover a broader group of companies.

2023 Peer Group. In August 2022, with the assistance of Mercer, the Compensation Committee approved the following peer group for purposes of our 2023 executive compensation program, including our 2023 performance-based restricted stock awards:

●	Berkshire Hills Bancorp, Inc.	●	Northwest Bancshares, Inc.
●	Community Bank System, Inc.	●	OceanFirst Financial Corp
●	Customers Bancorp, Inc.	●	Provident Financial Services, Inc.
●	Eastern Bankshares, Inc.	●	Sandy Spring Bancorp, Inc.
●	F.N.B. Corp.	●	Valley National Bancorp
●	Fulton Financial Corp.	●	WSFS Financial Corp.
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Compensation Program Elements

Base Salary

Our Compensation Committee reviews our executives’ base salaries annually in the first quarter and determines any recommendations for increases based primarily on performance evaluations, individual role and responsibilities, competitive survey data, and any independent compensation consultant recommendations.

We use the Korn Ferry proprietary job evaluation methodology to establish competitive salary ranges and midpoints for our officers. Korn Ferry conducts market analyses of cash compensation within the banking industry and uses its proprietary job evaluation process to recommend salary midpoints and ranges that reflect competitive factors and maintain internal equity. Korn Ferry makes annual recommendations to the Compensation Committee regarding market-based changes to salary ranges and merit increase programs, and we adjusted executive salary ranges last year based on Korn Ferry's recommendations.

We typically review base salaries annually in January and February, with any increases effective in April. In early 2022, we completed performance evaluations of our named executive officers and reviewed their base salaries.

Using market and peer salary data prepared and presented by Mercer, last year the Board approved an approximate 20% base salary increase for Mr. Ruggiero, our Chief Financial Officer, and base salary increases of approximately 15% for our other named executive officers to align their base salary compensation with market and peer data.

The base salary paid to each of our named executive officers last year is set forth in column (c) of the Summary Compensation Table.

Annual Cash Incentive Compensation

We use our Executive Incentive Plan Scorecard to administer our annual cash incentive program for executives. The Scorecard established a “Target Award” for each named executive officer last year based upon a percentage of base salary as follows:

Executive Officer	Target Percentage
Christopher Oddleifson	Seventy-five Percent (75%)
Mark J. Ruggiero	Fifty-five Percent (55%)
Robert D. Cozzone	Fifty-five Percent (55%)
Barry H. Jensen	Forty-five Percent (45%)
Gerard F. Nadeau	Fifty-five Percent (55%)

•We multiply the cash incentive computed using a Target Percentage by a combined Company Performance Adjustment Factor and Peer Performance Adjustment Factor (the "Bank Performance Factor") and, for named executive officers other than our CEO, by an Individual Performance Adjustment Factor. We compute the Bank Performance Factor by equally weighting Company Performance Adjustment Factor and Peer Performance Adjustment Factor.

•The Compensation Committee determines the Individual Performance Adjustment Factor for named executive officers other than the CEO within a range from zero to 1.40 based on individual performance.

Independent Bank Corp. 2023 Proxy Statement - 42

•The Board reserves the right, in its sole and absolute discretion, to increase the potential award for the CEO up to a maximum of 1.20 times the amount that would be called for by the product of the CEO's Target Award multiplied by the combined Company Performance Adjustment Factor and Peer Performance Adjustment Factor.

We determine the Company Performance Adjustment Factor based upon the Company’s 2022 Operating Earnings per Share results within ranges set forth in the Scorecard which specify threshold, target, and maximum performance levels, as shown in the chart below. Operating Earnings per Share is a non-GAAP measure. The Scorecard defines Operating Earnings per Share as Net Income as reflected in the Company's audited consolidated statement of income on a per share basis, adjusted upwards or downwards as determined by the Compensation Committee for the after-tax effect of material non-recurring items. The “Operating Earnings per Share” metric used in the Scorecard is the same as the “Net Operating Earnings per Diluted Share” metric set forth in the Company Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2022. Please refer to the Company’s Annual Report on Form 10-K for a reconciliation of Net Operating Earnings to Net Income.

The 2022 Target Operating Earnings per Share was $5.00. As disclosed in the Company’s Annual Report on Form 10-K, actual Operating Earnings per Diluted Share was $5.80.

The range of the Company Performance Adjustment Factor set forth in the Scorecard was as follows:

	Threshold	Target	Maximum
CEO	Fifty Percent (50%) of Target	One Hundred Percent (100%)	One Hundred Fifty Percent (150%) of Target
Other Named Executive Officers	Fifty Percent (50%) of Target	One Hundred Percent (100%)	One Hundred Twenty Five Percent (125%) of Target

We determine the Peer Performance Adjustment Factor by comparing the Company's performance with respect to Return on Assets, Return on Equity, Charge-Offs, and Non-Performing Assets to peer banks using the Bank Holding Company Performance Report prepared by the Federal Reserve Board or by any other publicly available information the Compensation Committee deems appropriate. We calculated the Peer Performance Adjustment Factor by averaging the performance of the peer banks and comparing the Company's performance against the peer banks' average performance within the following ranges:

Company's Percentile Performance To Peer	Adjustment for Return On Assets Peer Comparison	Adjustment for Return on Equity Peer Comparison	Adjustment for Charge-Off Peer Comparison	Adjustment for Non-Performing Asset Peer Comparison
76-100	25%	25%	-100%	-100%
56-75	12.5%	12.5%	-12.5%	-12.5%
46-55	0%	0%	0%	0%
26-45	-12.5%	-12.5%	12.5%	12.5%
0-25	-100%	-100%	25%	25%

Using the Scorecard, the Compensation Committee determined the Bank Performance Factor to be 129% for the CEO and 116% for the other named executive officers.

The Compensation Committee determined the cash incentive award for the CEO by multiplying the CEO's Target Award (Base Salary multiplied by Target Percentage) by the 129% Bank Performance Factor and exercising discretion to increase that amount within the permitted range. The Compensation Committee determined cash incentive awards for the other named executive officers by multiplying their Target Award (Base Salary multiplied by Target Percentage) by the 116% Bank Performance Factor and their Individual Performance Adjustment Factor. We determined individual performance by considering factors that included financial goal achievement, risk management practices, expense control, colleague development and engagement, and customer satisfaction results.

Independent Bank Corp. 2023 Proxy Statement - 43

Long-Term Equity Compensation

Equity compensation and stock ownership link the compensation of named executive officers to the performance of our common stock and therefore provide an incentive to accomplish the strategic, long-term objectives established by the Company to maximize long-term shareholder returns. Long-term equity compensation grants also serve as a retention tool. We determine equity awards based on competitive factors, such as equity compensation awarded by peers and amounts that are otherwise determined to be appropriate, in order to motivate and retain key personnel.

Performance-Based and Time-Based Restricted Stock Awards

Last year the Board granted named executive officers under the Employee Stock Plan both performance-based restricted stock awards with a three-year performance period and time-based restricted stock awards that vest in equal increments over five years. The Board determined the aggregate number of shares granted based upon a percentage of each named executive officer's base salary. Last year we determined long-term equity grants using the following base salary percentages: eighty-seven percent (87%) of CEO base salary; sixty-five percent (65%) of CFO base salary; and, between forty and sixty-five percent (40%-65%) of base salary for all other executive officers. Performance-based restricted stock awards comprised, on average, approximately fifty-seven percent (57%) and time-based restricted stock awards approximately forty-three percent (43%) of last year's equity awards to executive officers, reflecting the Company’s continued emphasis on performance-based equity compensation.

We will determine vesting of last year’s performance-based restricted stock awards based on achievement of specified levels of return on average tangible common equity (“ROATCE”), as compared to our proxy statement peer group, subject to adjustment, measured over the three-year performance period that began on the first day of last year and ends on the last day of the third year. We will determine whether performance shares vest during the performance period by measuring our ROATCE against peer as follows: (i) if less than the 25th percentile of peer, no shares vest; (ii) if equal to the 25th percentile of peer (“Threshold Performance”), then 25% of shares vest; (iii) if equal to the 50th percentile of peer (“Median Performance”), then 50% of shares vest; or, (iv) equal to or greater than the 75th percentile of peer (“Maximum Performance”), then 100% of shares vest. If ROATCE is between the Threshold Performance and Median Performance or between Median Performance and Maximum Performance, then we will determine the amount of shares that vest by linear interpolation on a straight-line basis rounded to the nearest whole share. The initial allocation between performance share and time vested equity awards for the CEO and other named executive officers is determined assuming achievement of Median Performance. Notwithstanding the foregoing, no performance-based restricted shares vest if the Company’s tangible book value measured as of the end of the performance period does not exceed tangible book value measured as of the first day of the performance period.

See the Grants of Plan-Based Awards table below for additional information regarding the performance-based restricted stock awards and time-based restricted stock awards granted to our named executive officers last year.

Clawback: Incentive Compensation Recovery Policy

The Company has adopted an Incentive Compensation Recovery Policy (colloquially referred to as a "Clawback" Policy) which provides that, if the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Company will have the right, to the extent permitted by law, to recover any cash incentive compensation or performance-based equity awards paid during the three-year period preceding the date on which the Company is required to prepare the accounting restatement from any executive officer (including any named executive officer) whose intentional misconduct caused the accounting restatement. The Incentive Compensation Recovery Policy does not apply to an accounting restatement arising from a change in accounting principles.
Independent Bank Corp. 2023 Proxy Statement - 44

The Incentive Compensation Recovery Policy directs the Compensation Committee to review incentive compensation paid to executive officers (including the named executive officers) in the prior three years on the basis of having met or exceeded performance targets which are reduced by the accounting restatement and then to make a recommendation to the Board for approval with respect to the recovery of incentive compensation. The Incentive Compensation Recovery Policy provides that the amount of incentive compensation recovery shall be no more than the difference between the amount paid and the amount that would have been paid based upon the accounting restatement. The Incentive Compensation Recovery Policy states that the Compensation Committee and the Board will exercise their business judgment and discretion in the fair application of the Incentive Compensation Recovery Policy and consider all relevant factors in determining whether the Company will seek to recover incentive compensation from executive officers (including the named executive officers) and the amount, timing, and form of any incentive compensation recovery.

Executive Stock Ownership Guidelines

The Company has established executive officer stock ownership guidelines. Our named executive officers are required to own common stock with a value equal to a designated multiple of their base salary, as follows:

Position	Stock Ownership Requirement
Chief Executive Officer of the Company	3x annual base salary
President of Rockland Trust	2x annual base salary
Chief Financial Officer	2x annual base salary
Executive Vice President	2x annual base salary
All Other Executive Officers	1x annual base salary

Individuals have until the end of the calendar year following the fifth anniversary of their date of hiring or promotion to an executive officer position to satisfy these guidelines. We include the following when computing an individual’s ownership: shares directly held by the individual and those held jointly with another person, stock held in a retirement or deferred compensation account, unvested time-based restricted shares and stock held in a trust of which the individual is both trustee and beneficiary. We do not count unexercised stock options (whether vested or unvested) and unvested performance-based restricted stock awards towards ownership requirements. Each of our executive officers currently satisfies our stock ownership guidelines. We provide information about the stock ownership of named executive officers as of December 31, 2022 in the table below entitled “Stock Ownership and Other Matters.”

Retirement Benefits

Nonqualified Retirement Plans for Named Executive Officers

Rockland Trust maintains a frozen nonqualified retirement program (the “Rockland SERP”), with assets held in a rabbi trust, in which certain named executive officers participate. We designed the Rockland SERP to offset the impact of regulatory limits on benefits under qualified plans, and effective as of December 11, 2014 froze the Rockland SERP to new participants and benefit accruals.

The Board confirmed and approved the following annual benefits as of December 31, 2014 pursuant to the terms and conditions of the Rockland SERP for the executive officer participants when it was frozen, including the named executive officers listed below. We compute the Annual Benefit Payable in the following table as an annual benefit payable under the Rockland SERP at age 65, to a participant who experiences a termination of employment at age 62 or later, based on a 10 Year Certain Single Life Annuity (as defined in the Rockland SERP).

Participant	Annual Benefit Payable
Christopher Oddleifson	$487,427
Gerard F. Nadeau	$169,790

Independent Bank Corp. 2023 Proxy Statement - 45

There has been no change to the Rockland SERP benefit for Mr. Oddleifson or Mr. Nadeau from the annual benefit amount last calculated in 2008. Mr. Cozzone, Mr. Jensen, and Mr. Ruggiero are not Rockland SERP participants.

Restoration Plan

The Restoration Plan is a defined contribution plan intended to restore to each participant the matching and discretionary contributions that would have been made to the existing Rockland Trust 401(k) plan on a participant’s behalf but were prohibited due to Internal Revenue Code limitations. The Restoration Plan defines “Compensation” as compensation as defined in Rockland Trust’s 401(k) plan, plus annual cash incentive compensation paid during the Plan year, but excluding any discretionary bonuses. The Board approved the participants in the Restoration Plan, including each of our named executive officers and, effective as of January 1, 2015, the making of restoration contributions on their behalf pursuant to the terms and conditions of the Restoration Plan. The Restoration Plan also provides for additional, discretionary contributions, as approved by the Board. For Mr. Cozzone, Mr. Jensen, and Mr. Ruggiero, who are not participants in the Rockland SERP, the Board also approved discretionary contributions representing five percent of Compensation (as defined in the Restoration Plan) for each year in which each of them participates in the Restoration Plan.

Restoration Plan participants have the right to direct the investment of their account balance by choosing from among investment alternatives made available by the plan administrator, including Company stock. Each participant’s account under the plan will be credited with earnings or losses arising from investment performance. A participant’s account balance will be paid out, subject to plan terms, upon a separation from service, or upon death or disability, in a lump sum unless the participant has elected annual installment payments.

Nonqualified Deferred Compensation Plan

In June 2014, the Board adopted the Independent Bank Corp. and Rockland Trust Company Nonqualified Deferred Compensation Plan (the “Nonqualified Deferred Compensation Plan”). The Nonqualified Deferred Compensation Plan permits certain highly compensated employees of the Company and/or Rockland Trust, a group that includes, but is not limited to, the named executive officers, to defer receipt of all or a portion of their yearly cash incentive awards. In January 2018, we amended the Nonqualified Deferred Compensation Plan to permit deferral of annual base salary in addition to yearly cash incentive awards, a feature that was previously included in the Restoration Plan. Each participant has the right to direct investment of their account balance by choosing from among the investment alternatives made available by the plan administrator, and each account will be credited with earnings or losses arising from investment performance of the selected investment alternatives. A participant’s account balance will be paid out, subject to plan terms, upon a separation from service, or upon death or disability, in a lump sum payment unless the participant has elected annual installment payments.

Qualified Retirement Plans for Named Executive Officers

Defined Benefit Plan

The Company maintains a multiemployer defined benefit pension plan (the "Defined Benefit Plan") which we froze effective July 1, 2006 as to all future benefit accruals. Each of our named executive officers, with the exception of Mr. Ruggiero, participate in the Defined Benefit Plan. In 2006, the Company undertook an in depth analysis of Rockland Trust's Defined Benefit Plan which, at that point, provided a normal retirement benefit equal to (a) 2% of final average compensation less (b) 0.65% of covered compensation as defined for Social Security purposes times (c) years of service up to 25. For participants who had completed 20 or more years of service, an additional benefit of 0.5% times final average compensation times service in excess of 25 years, but not exceeding ten additional years, was provided. As a result of the changing demographics of the workplace and the need for predictability of future retirement expenses, on July 1, 2006, benefit accruals under the Defined Benefit Plan were discontinued for all employees. The benefit accruals for all qualified Rockland Trust employees, including the participating named executive officers, were therefore frozen effective July 1, 2006.

Independent Bank Corp. 2023 Proxy Statement - 46

401(k) Savings and Stock Ownership Plan

Rockland Trust maintains an Employee Savings Plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code (the “Rockland Trust 401(k) Plan”) in which each of the named executive officers participated last year. Under the Rockland Trust 401(k) Plan, participating employees may defer a portion of their earnings, not to exceed the Internal Revenue Service (“IRS”) annual contribution limits. Rockland Trust matches 25% of each employee’s contributions up to the first 6% of the employee’s eligible earnings. The Rockland Trust 401(k) Plan incorporates an Employee Stock Ownership Plan for contributions invested in the Company’s common stock. For each plan participant, the Company contributes five percent (5%) of qualified compensation up to the Social Security taxable wage base, made up of a three percent (3%) safe harbor contribution and a two percent (2%) discretionary contribution, and ten percent (10%) of amounts in excess of covered compensation up to the maximum Internal Revenue Service ("IRS") limit for qualified plan compensation. Company contributions under the Rockland Trust 401(k) Plan vest immediately.

Employment Agreements

The Company and/or Rockland Trust have entered into employment agreements with the CEO and the other named executive officers, summarized below, to ensure executive leadership continuity, to clarify executive roles and responsibilities, and to make explicit the terms and conditions of executive employment. Employment agreements contain provisions concerning a change of control of the Company and compensation if a change of control occurs. The change of control language in employment agreements ensures that executives devote their full energy and attention to the best long-term interests of the shareholders in the event that business conditions or external factors make consideration of a change of control appropriate. Each employment agreement contains a one-year post-employment nonsolicitation obligation, with the CEO additionally being subject to a one-year post-employment noncompetition obligation. Any executive who breaches these covenants forfeits any future payments or benefits.

On February 6, 2023, Mr. Oddleifson stepped down as CEO and Mr. Tengel assumed the CEO role. Mr. Oddleifson continues to serve in an executive advisory role through July 8, 2023, when he will retire as an employee and then serve as a consultant through December 31, 2023. We have entered into an Employment Agreement with Mr. Tengel and a Succession and Consulting Services Agreement with Mr. Oddleifson that we summarize below. All 280G tax gross up provisions will be eliminated from our executive compensation program when Mr. Oddleifson retires.

We have no employment agreements with any named executive officer or with any other employee that include an excise tax gross-up or a cash severance multiplier greater than 3x base salary and target bonus.

Agreements with our Former CEO – Christopher Oddleifson

CEO Employment Agreement. The Company and Rockland Trust have an employment agreement with Mr. Oddleifson, pursuant to which he served as President and CEO of the Company and CEO of Rockland Trust from 2003 to 2023. Mr. Oddleifson’s employment agreement remains in effect through his July 8, 2023 retirement while he serves as an executive advisor except as otherwise provided in his Succession and Consulting Services Agreement.

In accordance with market practices for bank CEO employment agreements in 2003, Mr. Oddleifson’s employment agreement provides that he will be entitled to a tax gross up for any amounts paid to him in excess of Internal Revenue Code Section 280G limitations. That 280G gross-up provision will no longer be in effect following his July 8, 2023 retirement.

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The agreement provides that in the event of (i) an involuntary termination of Mr. Oddleifson's employment by the Company or Rockland Trust for reasons other than cause, as defined in the agreement, death or disability, as defined in the agreement, or (ii) a resignation by Mr. Oddleifson for “good reason,” as defined in the agreement, Mr. Oddleifson would:

•receive, in a lump sum, an amount equal to three times his then current Base Salary;

•be entitled to continue to participate in and receive benefits under the Company's group health and life insurance programs for 18 months;
•receive immediate vesting of all stock options which would generally remain exercisable for the three months following termination;

•have continued use of his Company-owned automobile for 18 months; and

•receive an additional 18 months of service credit in the Rockland SERP.

Resignation for “good reason” under the employment agreement means, among other things, the resignation of Mr. Oddleifson within four months after (i) the Company or Rockland Trust, without the express written consent of Mr. Oddleifson, materially breaches the agreement to his substantial detriment; (ii) the Board of the Company or of Rockland Trust, without cause, substantially changes Mr. Oddleifson's core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of President and CEO of the Company; or (iii) the Board of the Company or of Rockland Trust without cause, places another executive above Mr. Oddleifson in the Company or Rockland Trust. Mr. Oddleifson is required to give the Company or Rockland Trust 30 business days' notice and an opportunity to cure in the case of a resignation for "good reason."

In the event of a termination of Mr. Oddleifson's employment by the Company due to disability, Mr. Oddleifson would be entitled to be paid an amount equal to the greater of fifty percent of his base salary or any benefits received under the Company’s disability insurance program and continued participation for 12 months in insurance programs and an additional 12 months of service credit in the Rockland SERP.

In the event of a termination of Mr. Oddleifson's employment by the Company or Rockland Trust “for cause,” as defined in the agreement, Mr. Oddleifson would forfeit benefits under the Rockland SERP and would lose the right to exercise his stock options.

In the event of a change of control, as defined in the agreement, following which Mr. Oddleifson (i) is terminated for reasons other than cause, death, or disability, or (ii) resigns from employment for any reason, Mr. Oddleifson would be entitled to a lump sum of three years base salary plus three times the greater of (x) the amount of any incentive payment paid out within the 12 months prior to the termination under the Executive Incentive Plan Scorecard or (y) the amount of any incentive payment paid out during the 12 months prior to such change of control under the Executive Incentive Plan Scorecard, plus continued participation in health and life insurance benefits for a three year period. The Company would also be obligated to credit and fund three years additional service in the Rockland SERP and Mr. Oddleifson would also be entitled to a tax gross up for any amounts in excess of Internal Revenue Code Section 280G limitations. Mr. Oddleifson's stock options would also become fully exercisable in the event of a change in control, and will remain exercisable for three months following termination, in accordance with the relevant stock option agreement.

Succession and Consulting Services Agreement. On January 10, 2023 the Company entered into the Succession and Consulting Services Agreement with Mr. Oddleifson to describe the terms of his service as an executive advisor from February 6, 2023 through his July 8, 2023 retirement from employment (when his employment agreement will terminate) and thereafter, as a consultant to the Company through December 31, 2023.

The Succession and Consulting Services Agreement provides that while Mr. Oddleifson serves as executive advisor he will continue to receive his current rate of annual base salary and continue to be eligible to participate in employee benefit plans on terms no less favorable than other senior executives. With respect to the Company's 2022 performance year, Mr. Oddleifson was entitled to receive an annual cash incentive award based on actual performance in accordance with the terms of the Executive Incentive Plan Scorecard. Upon his retirement from employment, Mr. Oddleifson’s outstanding restricted stock awards will vest (or continue to be eligible to vest, in the case of performance-based awards) on a pro rata basis in accordance with the terms of those equity award
Independent Bank Corp. 2023 Proxy Statement - 48

agreements. Effective in 2023, Mr. Oddleifson is no longer entitled to receive any equity or annual cash incentive awards.

The Succession and Consulting Services Agreement further provides that the Company will pay Mr. Oddleifson a $1,250,000 consulting fee (the “Consulting Fee”) for the period during which he serves as a consultant, subject to his continued compliance with the restrictive covenants contained in his employment agreement. Either the Company or Mr. Oddleifson may terminate his service as a consultant upon 30 days’ written notice. Mr. Oddleifson will continue to receive the Consulting Fee if the Company terminates him without cause or if Mr. Oddleifson terminates the agreement due to a material breach by the Company.

Employment Agreement with our New CEO – Jeffrey Tengel

On February 6, 2023, in connection with Mr. Tengel’s appointment as President and CEO of the Company and CEO of Rockland Trust he entered into an employment agreement with the Company and Rockland Trust.

Pursuant to his employment agreement, Mr. Tengel will be eligible for: (i) a $1,000,000 annual base salary, (ii) an annual cash incentive award with a target opportunity of 85% of annual base salary, (iii) an annual equity incentive award with a target grant date fair value of 100% of annual base salary, (iv) a $1,620,000, one-time make-whole cash bonus, less any amounts paid to Mr. Tengel by his former employer in respect of his 2022 annual bonus (subject to repayment upon certain terminations of employment), (v) a one-time make-whole award of restricted shares with a $1,000,000 grant date fair value, vesting 20% on each of the first five anniversaries of February 6, 2023 subject to his continued employment, (vi) relocation benefits up to an aggregate maximum of $100,000 (subject to repayment upon certain terminations of employment), and (vii) participation in health, welfare, and retirement benefit programs on the same basis as other senior executives.

If Mr. Tengel resigns employment for “good reason” other than during the 24-month period following a “change in control” of the Company, he will be eligible to receive 12 months (18 months if such termination occurs after the first anniversary of February 6, 2023) of continued base salary and a lump sum equal to the pre-tax cost to Rockland Trust of his participation in certain benefit plans for 12 months (18 months if such termination occurs after February 6, 2024), less any portion already paid on behalf of Mr. Tengel. If the Company terminates Mr. Tengel’s employment for any reason other than death, disability, or for “cause” other than during the 24-month period following a “change in control” of the Company, he will receive the same severance payments if he signs a severance agreement containing a release of claims and a non-competition covenant consistent with that in his employment agreement.

The employment agreement also provides that if Mr. Tengel resigns his employment for “good reason” during the 24-month period following a “change in control” of the Company, he will be eligible to receive (i) an amount equal to two times the sum of his base salary and the greatest of (x) the aggregate amount of discretionary annual cash incentive payments made to him during the 12 months preceding the date of termination, (y) the aggregate amount of discretionary annual cash incentive payments made to him during the 12 months preceding the change in control, or (z) his target annual incentive award, (ii) a lump sum equal to the pre-tax cost to Rockland Trust of his participation in certain benefit plans for 36 months, less any portion already paid on behalf of Mr. Tengel, and (iii) vesting of outstanding equity awards. If the Company terminates Mr. Tengel’s employment for any reason other than death, disability, or for “cause” during the 24-month period following a “change in control”, he will receive the same payments if he signs a severance agreement.

Mr. Tengel’s agreement does not provide for a 280G gross-up. If any amount payable as compensation to Mr. Tengel under this agreement would exceed the 280G limitations, the amount payable would be reduced to the largest amount which would not be subject to excise tax to the extent that the reduction would result in a greater after-tax benefit than if not reduced.

The employment agreement contains perpetual confidentiality and non-disparagement covenants and one-year post-termination non-solicitation and non-competition (other than following a termination without cause or due to a layoff, except as agreed otherwise in a severance agreement) covenants.

Independent Bank Corp. 2023 Proxy Statement - 49

Executive Officer Employment Agreements

The Company and Rockland Trust (in the case of those individuals who are also officers of the Company) has entered into employment agreements with its other executive officers that are, in substance, virtually identical with the exception that some agreements provide for 24 months of change in control benefits and others provide for 36 months of change of control benefits.

Most agreements generally provide that if the Company terminates an executive officer involuntarily for any reason other than cause, death, or disability, or if an executive officer resigns for good reason, the executive officer would be entitled to:
•receive then current base salary for 12 months;

•participate in and receive benefits under Rockland Trust's group health and life insurance programs for 12 months or, to receive a payment equal to the cost to Rockland Trust for the executive officer's participation in such plans and benefits with a gross up for taxes; and,

•have all stock options previously granted immediately become fully exercisable and remain exercisable generally for a period of three months following termination.

Resignation for “good reason” under the agreements means, among other things, the resignation of an executive officer within four months after (i) Rockland Trust, without the express written consent of the executive officer, materially breaches the agreement; or (ii) the Rockland Trust Board of Directors, or its President and CEO, without cause, substantially changes the executive officer's core duties or removes responsibility for those core duties, so as to effectively cause the executive officer to no longer be performing the duties for which the executive officer was hired. Each executive officer is required to give Rockland Trust 30 business days’ notice and an opportunity to cure in the case of a resignation for "good reason."

If an executive officer is terminated following a change of control for any reason other than cause, death, or disability, or if an executive officer resigns from employment for any reason during the 30 day period immediately following the first anniversary of the effective date of a change of control, the executive officer shall receive a lump sum payment equal to either 24 or 36 months’ salary, plus a lump sum payment equal to either two or three times the greater of (x) the amount of any incentive payment paid out within the previous 12 months under the Executive Incentive Plan Scorecard or (y) the amount of any incentive payment paid out during the 12 months prior to such change of control under the Executive Incentive Plan Scorecard. For executive officers who participate in the Rockland SERP, the Company is obligated to credit and fund three (3) years additional service in the Rockland SERP. The executive officer may continue to participate in and receive benefits under Rockland Trust's group health and life insurance programs for 36 months or, to the extent such plans or benefits are discontinued and no comparable plans or benefits are established, to receive a payment equal to the cost to Rockland Trust for the executive officer's participation in such plans and benefits with a gross up for taxes. These amounts are subject to the limits of Section 280G of the Internal Revenue Code and will be reduced to an amount less than the limit. All stock options awarded to executive officers will become fully exercisable in the event of a change in control, and will remain exercisable for three months following termination, in accordance with the relevant stock option agreements.

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CEO and Executive Officer Restricted Stock Award Agreements

Through 2017, the time-based restricted stock award agreements with the CEO and other executive officers provided for the immediate vesting of any unvested restricted stock in the event of an involuntary termination due to death or disability, termination for reasons other than cause or resignation for good reason. In 2018 the Company revised the form of time-based restricted stock award agreements for the CEO and other executive officers to provide that, in the event of an involuntary termination due to death, disability or retirement, or termination for reasons other than cause or resignation for good reason, the CEO and/or executive officer will vest in the number of shares scheduled to vest in the year of the separation event prorated to reflect the number of days employed during that year. The performance based restricted stock agreements for the CEO and other executive officers provide that, in the event of an involuntary termination due to death, disability or retirement, or termination for reasons other than cause or resignation for good reason, an executive officer will vest in the number of shares earned based on actual performance achievement as measured at the end of the performance period, if any, prorated to reflect the number of days employed during the performance period, with any earned shares awarded when awarded to other grantees. The performance based restricted stock agreements for the CEO and other executive officers provide that performance-based shares are forfeited in the event of a termination for cause or resignation without good reason. The time-based restricted stock agreements and performance-based restricted stock agreements for the CEO and other executive officers provide for immediate vesting of equity awards, without regard to either the time vesting schedule or performance achievement, upon a change in control.

CEO Pay Ratio Disclosure

As required by law, we provide the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of our former CEO, Christopher Oddleifson. As there has been no change in our employee population or compensation arrangements in the past year that we believe would significantly affect the pay ratio disclosure, we are using the same median employee identified in 2021. For 2021, we selected December 23, 2021 as the date used to identify our median employee. As of that date our employee population consisted of approximately 1,682 individuals, comprised of full-time, part-time, and temporary exempt and non-exempt (i.e., paid hourly) employees.

To identify the "median employee" from our employee population, we compared the amount of salary and wages of our entire employee population as reflected in our payroll records as reported to the IRS on Form W-2 for 2021.

As reflected in the Summary Compensation Table, Mr. Oddleifson had total compensation in 2022 of $2,939,498. The total 2022 compensation of our median employee identified in 2022 was $62,490. Mr. Oddleifson’s 2022 total compensation, therefore, was approximately 47 times that of the median annual compensation for all employees. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and guidance.

The rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. The CEO pay ratio reported by other companies, therefore, may not be comparable to the ratio we report.

Prohibition on Hedging and Pledging

Our executive officers and directors are not permitted to hedge their economic exposure to Company stock or, without permission of our General Counsel, Chief Financial Officer, or Controller, to hold their ownership interests in Company stock in a margin account or to otherwise pledge their Company stock as collateral for a loan. A more detailed description of our prohibition on hedging and pledging is included in the "Anti-Hedging and Anti-Pledging Policy" section that we incorporate by reference into this Compensation Discussion & Analysis.

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Table of Potential Benefits Payable Upon Termination or Change in Control

The following table quantifies the benefits payable to our named executive officers under their employment agreements and stock award agreements if the event described had occurred as of December 31, 2022:

	Termination	Termination	Termination	Termination	Termination
	for Cause	Without Cause	Due to	Due to	Without Cause
		or Resignation	Disability	Death	or Resignation
		for Good Reason			for Good Reason
					Following a
					Change of
Name					Control (1)
Christopher Oddleifson
Severance	$—	$2,822,811	$470,469	$—	$6,100,095
Equity award acceleration	—	1,317,530	1,317,530	1,317,530	2,820,806
Medical benefits	—	25,836	17,224	—	51,672
Perquisites	—	13,191	—	—	—
Additional service credit in SERP	—	153,966	102,644	—	307,931
Income tax gross up	—	—	—	—	3,328,208
Total	$—	$4,333,334	$1,907,867	$1,317,530	$12,608,712
Mark J. Ruggiero
Severance	$—	$453,730	$—	$—	$1,718,004
Equity award acceleration	—	276,255	276,255	276,255	676,284
Medical benefits	—	17,224	—	—	102,626
280G cutback	—	—	—	—	(1,085,165)
Total	$—	$747,209	$276,255	$276,255	$1,411,749
Robert D. Cozzone
Severance	$—	$531,175	$—	$—	$3,016,863
Equity award acceleration	—	530,896	530,896	530,896	1,148,248
Medical benefits	—	13,329	—	—	79,421
280G cutback	—	—	—	—	(947,228)
Total	$—	$1,075,400	$530,896	$530,896	$3,297,304
Barry H. Jensen
Severance	$—	$407,942	$—	$—	$1,412,132
Equity award acceleration	—	271,793	271,793	271,793	596,076
Medical benefits	—	13,329	—	—	52,947
280G cutback	—	—	—	—	(39,017)
Total	$—	$693,064	$271,793	$271,793	$2,022,138
Gerard F. Nadeau
Severance	$—	$531,478	$—	$—	$3,018,582
Equity award acceleration	—	535,286	535,286	535,286	1,155,002
Medical benefits	—	13,329	—	—	79,421
Additional service credit in SERP	—	—	—	—	54,169
Total	$—	$1,080,093	$535,286	$535,286	$4,307,174
(1) Pursuant to equity award agreement terms, grants made under the 2005 Employee Stock Plan fully vest upon a change in control whether or not the Company terminates an executive's employment.

For purposes of computing any Internal Revenue Code Section 280G limitation or gross-up, we used the five-year period ending December 31, 2021. Following the expiration of Mr. Oddleifson's employment agreement in July 2023, all tax gross-up provisions will be eliminated from our executive compensation program.
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Tabular Disclosures Regarding Executive Officers

The following tables provide compensation information for the CEO, CFO, and the Company's other named executive officers in 2022.

SUMMARY COMPENSATION TABLE
							Change in Pension Value
						Non-Equity	and Nonqualified
Name						Incentive	Deferred	All
and				Stock	Option	Plan	Compensation	Other
Principal				Awards	Awards	Compensation	Earnings	Compensation
Position	Year	Salary	Bonus	(1) (2)	(1)	(3)	(4)	(5)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Christopher Oddleifson, CEO	2022	$912,614	$—	$711,438	$—	$1,092,428	$—	$223,018	$2,939,498
	2021	$808,228	$—	$822,517	$—	$842,425	$155,087	$155,181	$2,783,438
	2020	$792,885	$—	$664,774	$—	$373,581	$1,291,254	$196,592	$3,319,086
Mark J. Ruggiero, CFO and Principal Accounting Officer	2022	$436,279	$—	$245,616	$—	$405,272	$—	$87,206	$1,174,373
	2021	$365,621	$—	$162,867	$—	$222,328	$—	$62,463	$813,279
	2020	$311,539	$—	$112,376	$—	$88,452	$—	$57,748	$570,115
Robert D. Cozzone, Chief Operating Officer (6)	2022	$515,186	$—	$300,667	$—	$474,446	$—	$156,469	$1,446,768
	2021	$456,258	$—	$329,825	$—	$349,190	$—	$116,189	$1,251,462
	2020	$447,596	$—	$269,702	$—	$164,028	$27,000	$136,106	$1,044,432
Barry H. Jensen, Chief Technology and Operations Officer	2022	$395,663	$—	$160,921	$—	$298,124	$—	$113,895	$968,603
	2021	$350,406	$—	$166,959	$—	$208,582	$—	$80,804	$806,751
	2020	$343,754	$—	$138,363	$—	$94,480	$30,000	$92,793	$699,390
Gerard F. Nadeau, President	2022	$515,480	$—	$300,667	$—	$474,716	$—	$103,780	$1,394,643
	2021	$456,519	$—	$329,825	$—	$349,389	$—	$74,845	$1,210,578
	2020	$447,852	$—	$269,702	$—	$164,121	$518,256	$99,936	$1,499,867
(1) The assumptions used in the valuation for the awards reported in the Stock Awards column (column (e)) can be found in the Stock-Based Compensation section of the Notes to Consolidated Financial Statements filed as part of the Company’s 2022 Annual Report on Form 10-K.
(2) The amounts listed in column (e) represent the aggregate grant date fair value of the time-based and performance-based restricted stock awards calculated in accordance with ASC 718. The portion of the amount in column (e) attributable to performance-based restricted shares represents the value at the grant date assuming the probable outcome of performance conditions, or 50% of the maximum performance target. The value of each named executive officer’s performance-based restricted stock award at the grant date assuming the highest level of performance achievement, or maximum value, is as follows: Mr. Oddleifson, $567,457, Mr. Ruggiero, $194,799, Mr. Cozzone, $237,146, Mr. Jensen, $127,043 and Mr. Nadeau, $237,146.
(3) The amounts listed in column (g) represent the cash payments that the Board approved for performance in these years pursuant to the Executive Cash Incentive Plan.
(4) The amounts in column (h) represent the aggregate change in the actuarial present value of the individual’s accumulated benefits under Rockland Trust’s frozen defined benefit plan and under the Rockland SERP. In 2022, the change in actuarial present value of accumulated benefits for the CEO and each of the other named executive officers in 2022 under Rockland Trust’s frozen defined benefit plan and the Rockland SERP was negative and therefore omitted from the table. These negative values were aggregated as follows: Mr. Oddleifson $(1,139,793), Mr. Cozzone, $(52,000), Mr. Jensen, $(58,000) and Mr. Nadeau $(642,083).
The Restoration Plan does not provide for above-market earnings and therefore are not included in column (h) above.
(5) The amounts in column (i) include the income attributable to dividends on Restricted Stock Awards, 401(k) matching contributions, and employer contributions under the Restoration Plan. These non-perquisite benefits are identified in the table below:
Independent Bank Corp. 2023 Proxy Statement - 53

	Dividends on Restricted Stock Awards	401(k) Plan Employer Contributions	401(k) Restoration Plan Contributions
Christopher Oddleifson	$28,538	$27,725	$166,755
Mark Ruggiero	$6,403	$27,725	$40,665
Robert Cozzone (6)	$11,461	$26,588	$107,547
Barry Jensen	$6,035	$26,602	$64,625
Gerard Nadeau	$11,670	$27,725	$64,385
The amounts in column (i) also include the aggregate incremental cost to the Company attributable to perquisites/personal benefits for Mr. Ruggiero, Mr. Cozzone and Mr. Jensen that exceeded $10,000. The only perquisite provided to these three individuals is a Company-owned car (total cost to the Company of $12,413 for Mr. Ruggiero, $10,873 for Mr. Cozzone and $16,633 for Mr. Jensen for 2022), amounts reflected in column (i). Excluded from this column are perquisites/personal benefits for Mr. Oddleifson and Mr. Nadeau which did not exceed $10,000.
(6) Mr. Cozzone resigned from the Company effective as of March 14, 2023.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please refer to “Executive Officer Information – Compensation Discussion and Analysis.”

The following table provides the "Compensation Actually Paid," as defined by the SEC rules (sometimes referred to below as "CAP"), to the CEO and the average compensation paid to the Company's other named non-CEO executive officers ("Other NEOs"), along with the company's Total Shareholder Return ("TSR"), peer group TSR, Net Income and Return on Average Tangible Common Equity (ROATCE) for the years indicated.

PAY VERSUS PERFORMANCE TABLE
Value of Initial Fixed
			Average	Average	$100 Investment Based On:
			Summary	Compensation				Return on
	Summary		Compensation	Actually		Peer Group		Average
	Compensation	Compensation	Table Total for	Paid to	Total	Total		Tangible
	Table Total for	Actually	Non-CEO	Non-CEO	Shareholder	Shareholder	Net	Common Equity
Year	CEO (1)	Paid to CEO	NEOs (2)	NEOs	Return (3)	Return (3)	Income	("ROATCE")
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$2,939,498	$3,461,506	$1,246,097	$1,332,255	$109.82	$97.52	$263,813,000	13.87%
2021	$2,783,438	$3,493,601	$1,049,623	$1,213,808	$103.36	$124.06	$120,992,000	9.20%
2020	$3,319,086	$2,172,806	$1,046,532	$810,875	$90.38	$89.69	$121,167,000	10.38%
(1) For 2022, Mr. Oddleifson is included in the "CEO" columns and Mr. Ruggiero, Mr. Cozzone, Mr. Jensen and Mr. Nadeau are included in the "Non-CEO NEOs" columns.
(2) For 2021 and 2020, Mr. Oddleifson is included in the "CEO" columns and Mr. Ruggiero, Mr. Cozzone, Mr. Nadeau and Mr. Seksay are included in the "Non-CEO NEOs" columns.
(3) The Peer Group TSR set forth in this table utilizes the KBW NASDAQ Bank Index (assuming reinvestment of all dividends), which we also utilize in the Total Return Performance Graph in Item 5. of the Company's Form 10-K for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the KBW NASDAQ Bank Index, respectively, and assumes reinvestment of all dividends. Historical stock performance is not necessarily indicative of future stock performance.

Independent Bank Corp. 2023 Proxy Statement - 54

Details of the adjustments from the Summary Compensation to CAP are below, for the years indicated:

	2022
Adjustments	CEO	Average non-CEO NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable Fiscal Year ("FY")	$—	$—
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	397,084	22,880
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(711,438)	(251,968)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	993,698	350,966
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	63,357	18,830
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	20,160	5,663
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that failed to meet the applicable vesting conditions during Applicable FY, determined as of Prior FY End	(240,853)	(60,213)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
Total Adjustments	$522,008	$86,158

	2021
Adjustments	CEO	Average non-CEO NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$(155,087)	$(9,113)
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	449,226	55,598
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(822,517)	(253,712)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	926,671	285,758
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	193,722	55,349
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	185,412	46,579
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that failed to meet the applicable vesting conditions during Applicable FY, determined as of Prior FY End	(67,264)	(16,274)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
Total Adjustments	$710,163	$164,185

Independent Bank Corp. 2023 Proxy Statement - 55

	2020
Adjustments	CEO	Average non-CEO NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$(1,291,254)	$(223,256)
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	427,975	56,199
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(664,774)	(202,277)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	748,584	227,830
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(245,840)	(64,384)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(120,971)	(29,769)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that failed to meet the applicable vesting conditions during Applicable FY, determined as of Prior FY End	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
Total Adjustments	$(1,146,280)	$(235,657)

The following table summarizes the relationship between CEO CAP and average Other NEO CAP versus the Company's cumulative TSR and the relationship between the Company's cumulative TSR and peer group cumulative TSR for each year presented:

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
Total Shareholder Return
$140
$120
$100
$80
$60
$40
$20
$—
2019
2020
2021
2022
CEO Compensation Actually Paid
Non-CEO NEO Average Compensation Actually Paid
Cumulative TSR: Independent Bank Corp.
Peer Group TSR: KBW NASDAQ Bank Index

Independent Bank Corp. 2023 Proxy Statement - 56

The following table summarizes the relationship between CEO CAP and average Other NEO CAP versus the Company's net income for each year presented:

Compensation Actually Paid vs Net Income
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
Compensation Actually Paid
$300,000,000
$200,000,000
$100,000,000
$—
Net Income
2020
2021
2022
CEO Compensation Actually Paid
Non-CEO NEO Average Compensation Actually Paid
Net Income

The following table summarizes the relationship between CEO CAP and average Other NEO CAP versus the Company's ROATCE for each year presented:

Compensation Actually Paid versus ROATCE
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
Compensation Actually Paid
15.00%
10.00%
5.00%
—%
ROATCE
2020
2021
2022
CEO Compensation Actually Paid
Non-CEO NEO Average Compensation Actually Paid
ROATCE

Independent Bank Corp. 2023 Proxy Statement - 57

The following table is a list of the Company's most important financial measures used to link executive CAP to the CEO and Other NEOs during the last fiscal year to Company performance.

Tabular List of Most Important Financial Performance Measures
Return on average tangible common equity (Non-GAAP) (calculated by dividing net income by average tangible common equity)
Net operating earnings per share (Non-GAAP) (1) (net operating earnings calculated as net income less noncore items, such as merger and acquisition expenses)
Return on average assets (GAAP) (calculated by dividing net income by average assets)
Return on average common equity (GAAP) (calculated by dividing net income by average common equity)
(1) Please refer to the Company’s Annual Report on Form 10-K for a reconciliation of Net Operating Earnings to Net Income.

GRANTS OF PLAN-BASED AWARDS

The following table provides information relating to the grants of plan-based awards during 2022. "Grant Date" refers to the date of stock awards granted during 2022. We calculated the grant date fair value of stock awards in accordance with the 2005 Employee Plan, as the average of the high and low trading prices on the date of grant for each restricted share granted.

								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair
								Number	Number	or Base	Value of
		Estimated Future			Estimated Future			of Shares	of Securities	Price of	Equity-
		Payouts Under Non-Equity			Payouts Under			of Stock	Underlying	Option	Based
		Incentive Plan Awards (1)			Equity Incentives Plan Awards (2)			or Units (3)	Options	Awards	Awards (4)
Name	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/SH)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Christopher Oddleifson		$352,852	$705,703	$1,164,410							$0
	2/17/2022				1,675	3,350	6,700				$283,728
	2/17/2022							5,050	—	—	$427,710
Mark Ruggiero		$124,776	$249,552	$436,716							$0
	2/17/2022				575	1,150	2,300				$97,399
	2/17/2022							1,750	—	—	$148,216
Robert Cozzone		$146,073	$292,146	$511,256							$0
	2/17/2022				700	1,400	2,800				$118,573
	2/17/2022							2,150	—	—	$182,094
Barry Jensen		$91,787	$183,574	$321,255							$0
	2/17/2022				375	750	1,500				$63,521
	2/17/2022							1,150	—	—	$97,399
Gerard Nadeau		$146,157	$292,313	$511,548							$0
	2/17/2022				700	1,400	2,800				$118,573
	2/17/2022							2,150	—	—	$182,094
(1) The amounts reported in the Target column represent each named executive officer’s Target Award under the Executive Incentive Plan Scorecard. We calculated the amounts reported in the Threshold column for each named executive officer assuming that threshold performance was attained for the Bank Performance Factor and, other than for our CEO, assuming the Individual Performance Adjustment Factor was attained at 100%. We calculated the amounts reported in the Maximum column for each named executive officer assuming that maximum performance was attained for the Bank Performance Factor and the Individual Performance Adjustment Factor was attained at the maximum of 140% (or in the case of our CEO, the maximum of 1.20 times the amount equal to the product of his Target Award multiplied by the maximum Bank Performance Adjustment Factor). See column (g) in the Summary Compensation Table for the actual incentive award paid to each named executive officer. See the Compensation Discussion and Analysis under "Annual Cash Incentive Compensation" for a discussion of the awards paid to the named executive officers for 2022 performance.
(2) These amounts represent the threshold, target, and maximum number of shares that each named executive officer may earn with respect to the performance-based restricted share awards granted in 2022 subject to achievement of specified levels of
Independent Bank Corp. 2023 Proxy Statement - 58

ROATCE as compared to the peer group as described in the Compensation Discussion and Analysis under "Long-Term Equity Compensation — Performance-Based and Time-Based Restricted Stock Awards".
(3) These amounts represent the number of time-based restricted shares granted to each named executive officer in 2022.
(4) The amounts reported are the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The grant date per share fair value for both the performance-based and time-based restricted stock awards was $84.70.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The table set forth below contains individual equity awards that were outstanding as of December 31, 2022 for our named executive officers. None of our named executive officers holds stock option awards.

	Stock Awards
						Equity Incentive Plan Awards:
				Equity Incentive Plan Awards:		Market or Payout Value
	Number of Shares		Market Value of Shares	Number of Unearned Shares,		Number of Unearned Shares,
	or Units of Stock		or Units of Stock	Units or Other Rights		Units or Other Rights
Name	That Have Not Vested (#)		That Have Not Vested	That Have Not Vested (#)		That Have Not Vested
(a)	(g)		(h)	(i)		(j)
Christopher Oddleifson	930	(1)	$78,520
	1,780	(2)	$150,285
	2,670	(3)	$225,428
	3,880	(4)	$327,588
	5,050	(5)	$426,372
				4,720	(6)	$317,916
				6,500	(7)	$548,795
				6,700	(8)	$565,681
Mark Ruggiero	150	(1)	$12,665
	300	(2)	$25,329
	450	(3)	$37,994
	760	(4)	$64,167
	1,750	(5)	$147,753
				800	(6)	$53,884
				1,300	(7)	$109,759
				2,300	(8)	$194,189
Robert Cozzone	330	(1)	$27,862
	680	(2)	$57,412
	1,080	(3)	$91,184
	1,560	(4)	$131,711
	2,150	(5)	$181,525
				1,920	(6)	$129,322
				2,600	(7)	$219,518
				2,800	(8)	$236,404
Independent Bank Corp. 2023 Proxy Statement - 59

	Stock Awards
						Equity Incentive Plan Awards:
				Equity Incentive Plan Awards:		Market or Payout Value
	Number of Shares		Market Value of Shares	Number of Unearned Shares,		Number of Unearned Shares,
	or Units of Stock		or Units of Stock	Units or Other Rights		Units or Other Rights
Name	That Have Not Vested (#)		That Have Not Vested	That Have Not Vested (#)		That Have Not Vested
(a)	(g)		(h)	(i)		(j)
Barry Jensen	180	(1)	$15,197
	360	(2)	$30,395
	570	(3)	$48,125
	800	(4)	$67,544
	1,150	(5)	$97,095
				960	(6)	$64,661
				1,300	(7)	$109,759
				1,500	(8)	$126,645
Gerard Nadeau	370	(1)	$31,239
	720	(2)	$60,790
	1,080	(3)	$91,184
	1,560	(4)	$131,711
	2,150	(5)	$181,525
				1,920	(6)	$129,322
				2,600	(7)	$219,518
				2,800	(8)	$236,404
(1) This stock award vests evenly over the five-year period beginning February 15, 2018. These remaining unvested shares vested on February 15, 2023.
(2) This stock award vests evenly over the five-year period beginning February 21, 2019. Of these remaining unvested shares, 50% vested on February 21, 2023 and the balance will vest on February 21, 2024.
(3) This stock award vests evenly over the five-year period beginning February 27, 2020. Of these remaining unvested shares, 33% vested on February 27, 2023 and the balance will vest evenly on each of February 27, 2024 and 2025.
(4) This stock award vests evenly over the five-year period beginning February 18, 2021. Of these remaining unvested shares, 25% vested on February 18, 2023 and the balance will vest evenly on each of February 18, 2024, 2025 and 2026.
(5) This stock award vests evenly over the five-year period beginning February 17, 2022. Of these remaining unvested shares, 20% vested on February 17, 2023 and the balance will vest evenly on each of February 17, 2024, 2025, 2026 and 2027.
(6) This performance-based restricted share award vested on March 13, 2023, based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2020 to December 31, 2022. Earned shares vested upon Compensation Committee certification of performance achievement following completion of the performance period. These awards were earned at 80% of maximum, as shown here.
(7) This performance-based restricted share award will vest based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2021 to December 31, 2023. Any shares earned will vest upon Compensation Committee certification of performance achievement following completion of the performance period. Amounts shown here are reported at maximum.
(8) This performance-based restricted share award will vest based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2022 to December 31, 2024. Any shares earned will vest upon Compensation Committee certification of performance achievement following completion of the performance period. Amounts shown here are reported at maximum.
Independent Bank Corp. 2023 Proxy Statement - 60

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information with respect to the aggregate amount of options exercised and stock awards vesting during the last fiscal year and the value realized:

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise	Upon Exercise	Vesting	on Vesting
(a)	(b)	(c)	(b)	(e)
Christopher Oddleifson	—	$—	7,530	$634,946
Mark Ruggiero	—	$—	810	$69,117
Robert Cozzone	—	$—	2,890	$243,546
Barry Jensen	—	$—	1,510	$127,252
Gerard Nadeau	—	$—	3,040	$256,305

PENSION BENEFITS

The Rockland Trust SERP Participation Agreements provide for an annual benefit payable at age 65 to the executive upon termination of employment at age 62 or later. Should the executive terminate employment prior to age 62, the benefit is prorated based on the executive's benefit service as of employment termination relative to the executive's projected benefit service at age 65. The present value of the accumulated benefit shown in the table has been calculated assuming the executive terminated employment as of December 31, 2022 and the executive will start receiving his or her pension at age 65. The assumptions used for the Rockland SERP are those required under U.S. GAAP, including a discount rate of 4.93% that is based on the investment yield of high quality corporate bonds available in the market place as determined by the FTSE Pension Liability Index as well as post-retirement mortality according to the White Collar Pri-2012 Mortality Table with Scale MP-2021. The discount rate used for computing the Defined Benefit Plan present value of accumulated benefit is 5.02%, which is based on the FTSE Pension Liability Index as of December 31, 2022. As discussed in the Compensation Discussion and Analysis, the Defined Benefit Plan and Rockland SERP were frozen for purposes of benefit accrual in 2006 and 2014, respectively. In freezing the SERP, the Board approved annual benefit amounts under the SERP for Mr. Oddleifson and Mr. Nadeau on a 10 year certain single life annuity, as discussed in the Compensation Discussion and Analysis.

Independent Bank Corp. 2023 Proxy Statement - 61

The following table provides details of the present value of the accumulated benefit and years of credited service for the named executive officers under the Company's qualified and nonqualified retirement programs as of December 31, 2022.

			Present Value of
	Plan	Number of Years	Accumulated	Payments During
Name	Name	Credited Service	Benefit	Last Fiscal Year
(a)	(b)	(c)	(d)	(e)
Christopher Oddleifson	Defined Benefit Plan	2.417	$111,000	$—
	Rockland SERP	18.917	$5,843,114	$—
Mark Ruggiero	Defined Benefit Plan	—	$—	$—
	Rockland SERP	—	$—	$—
Robert Cozzone	Defined Benefit Plan	6.667	$88,000	$—
	Rockland SERP	—	$—	$—
Barry Jensen	Defined Benefit Plan	7.250	$144,000	$—
	Rockland SERP	—	$—	$—
Gerard Nadeau	Defined Benefit Plan	22.500	$758,000	$—
	Rockland SERP	38.500	$2,088,482	$—
Independent Bank Corp. 2023 Proxy Statement - 62

NONQUALIFIED DEFERRED COMPENSATION

As discussed above in the Compensation Discussion and Analysis under “Retirement Plans - Nonqualified Retirement Plans for Executive Officers,” certain of the Company's named executive officers participate in the Restoration Plan and the Nonqualified Deferred Compensation Plan ("NQDC"). The following table provides details regarding our named executive officers’ participation in our nonqualified Restoration Plan and NQDC as of December 31, 2022.

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)		(b)	(c)	(d)	(e)	(f)
			(1)			(1)
Christopher Oddleifson	Restoration	$—	$166,755	$6,377	$—	$1,115,978
	NQDC	$—	$—	$—	$—	$—
Mark Ruggiero	Restoration	$—	$40,665	$560	$—	$76,098
	NQDC	$—	$—	$—	$—	$—
Robert Cozzone	Restoration	$—	$107,547	$(19,390)	$—	$761,092
	NQDC	$—	$—	$—	$—	$—
Barry Jensen	Restoration	$—	$64,625	$(39,714)	$—	$462,254
	NQDC	$—	$—	$—	$—	$—
Gerard Nadeau	Restoration	$—	$64,385	$(36,920)	$—	$415,381
	NQDC	$—	$—	$—	$—	$—
(1) Columns (c) and (f) include amounts that were earned during 2022 and were funded to the plan in 2023. All amounts reported in column (c) have been reported as compensation in the Summary Compensation Table.
Independent Bank Corp. 2023 Proxy Statement - 63

STOCK OWNERSHIP AND OTHER MATTERS

Common Stock Beneficially Owned by: any Person or Entity who Owns More than 5% of Common Stock, our Directors and Named Executive Officers, and all of our Executive Officers and Directors as a Group

The following table sets forth the beneficial ownership of the Common Stock as of December 31, 2022, with respect to (i) any person or entity who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director, (iii) each of the named executive officers, and (iv) all directors and all executive officers of the Company as a group:

	Amount and
	Nature of
	Beneficial		Percent
Name of Beneficial Owner	Ownership		of Class (1)
BlackRock, Inc.	6,734,091	(2)	14.8%
55 East 52nd Street
New York, NY 10055
The Vanguard Group, Inc.	5,668,380	(2)	12.42%
100 Vanguard Blvd.
Malvern, PA 19355
Donna L. Abelli	10,790		**
Robert D. Cozzone	24,888		**
Warren Q. Fields	2,533		**
Michael P. Hogan	8,653		**
Barry H. Jensen	21,857		**
Mary L. Lentz	9,374		**
Eileen C. Miskell	12,719		**
John J. Morrissey	15,219		**
James O'Shanna Morton	1,276		**
Gerard Nadeau	24,778	(3)	**
Daniel F. O'Brien	23,338		**
Susan Perry O'Day	102,454	(4)	**
Christopher Oddleifson	97,017		**
Mark J. Ruggiero	6,376		**
Scott Smith	3,995		**
Jeffrey J. Tengel	—		**
Thomas R. Venables	18,649		**
Directors and executive officers as a group (20 Individuals)	399,039	(5)	0.87%
___________
** less than one percent

(1)Percentages are not reflected for individuals whose holdings represent less than 1%. The information contained herein is based on information provided by the respective individuals and filings pursuant to the Exchange Act as of December 31, 2022. Shares are deemed to be beneficially owned by a person if he or she directly or indirectly has, or shares, (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, all shares are beneficially owned by the respective individuals. Shares of common stock which are subject to stock options exercisable within 60 days of December 31, 2022 are deemed to be outstanding for the purpose of computing the amount and percentage of outstanding common stock owned by such person. All time-based restricted shares held by our directors, named executive officers and other executive officers are reflected in the table as all such shares carry the right to vote. Performance-based restricted shares held by named executive officers and other executive officers are
Independent Bank Corp. 2023 Proxy Statement - 64

not reflected in the table as holders of these shares do not participate in the rewards of stock ownership until such shares are vested.
(2)Shares owned as of December 31, 2022, based upon public filings with the SEC.
(3)Includes 18,422 shares owned jointly by Mr. Nadeau and his spouse in broker name and 476 shares owned by children over which Mr. Nadeau has custodial powers.
(4)Includes 191 shares held by an estate of which Ms. O'Day is the executor, and 100,000 shares held in the name of A.W. Perry Inc., of which Ms. O'Day is President and CEO.
(5)This amount includes a total of 15,000 shares, which the group has a right to acquire within 60 days of December 31, 2022 through the exercise of stock options granted pursuant to the Company's Stock Plans.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and holders of 10% or more of the Company's common stock, to file reports on Forms 3, 4, and 5 with the SEC to indicate ownership and changes in ownership of common stock. Based solely upon a review of those reports filed with the SEC, the Company believes that, during the year ended December 31, 2022, filing requirements under Section 16(a) were complied with in a timely fashion, except as follows: In June 2022, one of the Company's directors, Eileen Miskell, sold 1,123 shares of stock. Due to an inadvertent administrative error, the sale of these shares was reported late on a Form 4. In September 2022, the Company's Chief Risk Officer, Dawn Mugford, was awarded 646 shares of restricted stock. Due to an inadvertent administrative error, the transaction was reported late on a Form 4.

Solicitation of Proxies and Expenses of Solicitation

The Board of the Company is soliciting the proxy form accompanying this proxy statement. Officers, directors, and regular supervisory and executive employees of the Company may solicit proxies, none of whom will receive any additional compensation for their services. Georgeson Shareholder Communications may also solicit proxies and provide other related services at an approximate cost of $10,500, plus reasonable expenses. Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. The Company will pay all proxy solicitation costs.

Independent Bank Corp. 2023 Proxy Statement - 65

Appendix A
Independent Bank Corp. 2023 Omnibus Incentive Plan

SECTION 1.    Purpose

The Independent Bank Corp. 2023 Omnibus Incentive Plan has been adopted to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, and/or consultants of the Company and its Subsidiaries and Affiliates, by providing the Company with the ability to advance the interests of the Company and its shareholders through the grant of equity and cash incentive awards.

For purposes of this Plan, capitalized terms that are not otherwise defined in the text shall have the meaning given in Section 12 of this Plan.

SECTION 2.    Administration

(a)    Committee. The Board shall administer this Plan or, if the Board elects, the Compensation Committee of the Board or any other Board committee as the Board may designate (composed of not fewer than two members of the Board) shall be appointed by the Board, at its pleasure, to administer this Plan. All references in this Plan to the “Committee” refer to the Board as a whole, unless the Board has designated and authorized a Board committee to administer this Plan.

Subject to the terms and conditions of this Plan, the Committee shall have absolute authority:

(i)    to approve Awards granted to Eligible Individuals;

(ii)    to determine whether and to what extent to grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units, Other Stock-Based Awards, Cash Awards or any combination thereof;

(iii)    to determine the number of Shares to be covered by an Award or the amount of any Cash Award;

(iv)    to approve the form of any Award Agreement and determine the terms and conditions of any Award, including the exercise price and any vesting condition, restriction, or limitation;

(v) to modify, amend, or adjust the terms and conditions (including any Performance Goals) of any Award;

(vi) to determine to what extent and under what circumstances Shares or cash payable with respect to an Award shall be deferred;

(vii) to determine under what circumstances an Award may be settled in cash, Shares, other property, or a combination of the foregoing;

(viii) to adopt, alter, and repeal such administrative rules, guidelines, and practices governing this Plan as the Committee shall from time to time deem advisable;

(ix) to establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;

(x) to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any Award Agreement);

(xi) to decide all other matters that must be determined in connection with an Award; and

(xii) to otherwise administer this Plan.

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(b)    Procedures.

(i)    The Committee may act only by a majority of its current members, except that the Committee may, unless prohibited by applicable law or the listing standards of the Applicable Exchange, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. The Committee make revoke any allocation or delegation of its authority at any time.

(ii)    The Board may exercise any authority granted to the Committee. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

(c)    Discretion of the Committee. Any determination made by the Committee or pursuant to delegated authority under the provisions of this Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of this Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of this Plan shall be final, binding, and conclusive on all persons, including the Company, Participants, and Eligible Individuals. Any determination made by the Committee or pursuant to delegated authority under the provisions of this Plan, including conditions for grant or vesting and the adjustment of Awards pursuant to Section 3(d) need not be the same for each Participant.

(d)    Cancellation or Suspension. Subject to Section 5(c), the Committee shall have full power and authority to determine whether, to what extent and under what circumstances to cancel or suspend any Award.

(e)    Award Agreements. The terms and conditions of each Award, as determined by the Committee, shall be set forth in a written (or electronic) Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of an Award. The effectiveness of an Award shall be subject to the Participant’s timely acceptance of the Award Agreement.

(f)    Minimum Vesting Period. Notwithstanding any provision of this Plan to the contrary, Awards to be settled in Shares shall not have a designated vesting period of less than one year, except for Awards to be settled in Shares granted with respect to a maximum of five percent (5%) of the Shares authorized in the first sentence of Section 3(a).

(g)    Section 16(b). The provisions of this Plan are intended to ensure that no transaction under this Plan is subject to (and all such transactions will be exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act (“Section 16(b)”). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).

SECTION 3.    Common Stock Subject to Plan; Other Limits

(a)    Plan Maximums. The maximum number of Shares that may be granted pursuant to Awards under this Plan shall be 1,250,000, less one Share for every one Share that is subject to an award that was granted under the Company’s Second Amended and Restated 2005 Employee Stock Plan (the “Prior Plan”) after December 31, 2022 and prior to the Effective Date. The maximum number of Shares that may be granted pursuant to Stock Options intended to be Incentive Stock Options shall be 250,000 Shares. Shares subject to an Award under this Plan may be authorized and unissued Shares or treasury Shares. On and after the Effective Date, no new awards may be granted under the Prior Plan, it being understood that (i) awards outstanding under the Prior Plan as of the Effective Date shall remain in full force and effect according to their terms, and (ii) no Shares subject to an award under the Prior Plan, including in respect of any awards under the Prior Plan that are forfeited, terminated or expired, shall again be available for Awards under this Plan

(b)    Individual Limits. No Participant may be granted during any fiscal year of the Company Awards settled in Shares in excess of 100,000 Shares, or (ii) Cash Awards with a target value in excess of $4,000,000.

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(c)    Rules for Calculating Shares Issued. To the extent that any Award is forfeited, terminates, expires or lapses instead of being exercised, or any Award is settled for cash, the Shares subject to such Award that are not delivered as a result thereof shall again be available for Awards under this Plan. If the exercise price of any Stock Option or Stock Appreciation Right and/or the tax withholding obligations relating to any Award are satisfied by delivering Shares (either actually or through a signed document affirming the Participant’s ownership and delivery of such Shares) or withholding Shares relating to such Award, the gross number of Shares subject to the Award shall nonetheless be deemed to have been granted for purposes of the first sentence of Section 3(a).

(d)    Adjustment Provisions.

(i)    In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company’s direct or indirect ownership of a Subsidiary or Affiliate (including by reason of a Disaffiliation), or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the limits set forth in Sections 3(a) and 3(b); (B) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under this Plan; (C) the number and kind of Shares or other securities subject to outstanding Awards; (D) the Performance Goals applicable to outstanding Awards; and (E) the exercise price of outstanding Awards. In the event of a Corporate Transaction, such adjustments may include (I) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee in its sole discretion (it being understood that in the event of a Corporate Transaction with respect to which shareholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of a Stock Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Stock Option or Stock Appreciation Right shall be deemed conclusively valid); (II) the substitution of other property (including cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (III) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities).

(ii)    In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the Company, or a Disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property to the Company’s shareholders, the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the limits set forth in Sections 3(a) and 3(b); (B) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under this Plan; (C) the number and kind of Shares or other securities subject to outstanding Awards; (D) the Performance Goals applicable to outstanding Awards; and (E) the exercise price of outstanding Awards.

(iii)    Any adjustments made pursuant to this Section 3(d) to Awards that are considered “nonqualified deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code. Any adjustments made pursuant to Section 3(d) to Awards that are not considered “nonqualified deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustments, either (A) the Awards continue not to be subject to Section 409A of the Code or (B) there does not result in the imposition of any penalty taxes under Section 409A of the Code in respect of the Awards.

SECTION 4.    Eligibility

The Committee may grant Awards under this Plan to Eligible Individuals; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

Independent Bank Corp. 2023 Proxy Statement - 68

SECTION 5.    Stock Options and Stock Appreciation Rights

(a)    Stock Options. The Committee may grant two types of Stock Options alone or in addition to other Awards granted under this Plan: Incentive Stock Options and Nonqualified Stock Options. The Award Agreement for a Stock Option shall indicate whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

(b)    Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights alone or in addition to other Awards granted under this Plan. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash or Shares in value equal to the product of (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The Award Agreement shall specify whether such payment is to be made in cash or Shares, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of any Stock Appreciation Right.

(c)    Exercise Price; Prohibition on Repricing. The exercise price per Share subject to a Stock Option or Stock Appreciation Right shall be determined by the Committee and set forth in the Award Agreement, and shall not be less than the Fair Market Value of a Share on the applicable Grant Date. In no event may any Stock Option or Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 3(d), to decrease the exercise price, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Stock Option or Stock Appreciation Right with a lower exercise price, or otherwise be subject to any action that would be treated, under the Applicable Exchange listing standards or for accounting purposes, as a “repricing” of the Stock Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s shareholders.

(d)    Term. The Committee shall establish the Term of each Stock Option and each Stock Appreciation Right, but no Stock Option or Stock Appreciation Right shall be exercisable more than 10 years after its Grant Date.

(e)    Exercisability. Except as otherwise provided herein, Stock Options and Stock Appreciation Rights shall be exercisable at times and subject to terms and conditions determined by the Committee.

(f)    Method of Exercise. Subject to the provisions of this Section 5, a holder may exercise vested Stock Options and Stock Appreciation Rights, in whole or in part, at any time during their Term in accordance with the methods and procedures established by the Committee in the Award Agreement or otherwise.

(g)    Delivery; Rights of Shareholders. A Participant shall not be entitled to delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right until the exercise price therefor has been fully paid and applicable taxes have been withheld. Except as otherwise provided in Section 5(k), a Participant shall have all of the rights of a shareholder of the Company holding the number of Shares deliverable pursuant to a Stock Option or Stock Appreciation Right (including, if applicable, the right to vote the Shares), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 13(a), and (iii) in the case of a Stock Option, has paid in full for the Shares.

(h)    Nontransferability of Stock Options and Stock Appreciation Rights. No Stock Option or Stock Appreciation Right shall be transferable by a Participant other than, for no value or consideration, by will or by the laws of descent and distribution or as otherwise expressly permitted by the Committee. Any Stock Option or Stock Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such Stock Option is transferred pursuant to this Section 5(h), it being understood that the term “holder” and “Participant” include any guardian, legal representative, and other transferee; provided, however, that the term “Termination of Service” shall continue to refer to the Termination of Service of the original Participant.

(i)    Termination of Service. The effect of a Participant’s Termination of Service on any Award of Stock Options or Stock Appreciation Rights then held by such Participant shall be set forth in the Award Agreement or any other document approved by the Committee and applicable to the Award.

(j)    Additional Rules for Incentive Stock Options. Notwithstanding any other provision of this Plan to the contrary, no Stock Option that is intended to qualify as an Incentive Stock Option may be granted to any Eligible Individual who at the time of such grant owns stock possessing more than 10% of the total combined voting power
Independent Bank Corp. 2023 Proxy Statement - 69

of all classes of stock of the Company or of any Subsidiary, unless at the time such Stock Option is granted the exercise price is at least 110% of the Fair Market Value of a Share, and such Stock Option by its terms is not exercisable after the expiration of five years from the date such Stock Option is granted. In addition, the aggregate Fair Market Value of the Common Stock (determined at the time a Stock Option for the Common Stock is granted) for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under all of the incentive stock option plans of the Company and of any Subsidiary, may not exceed $100,000. To the extent that a Stock Option that by its terms was intended to be an Incentive Stock Option exceeds this $100,000 limit, the portion of the Stock Option in excess of such limit shall be treated as a Nonqualified Stock Option.

(k)    Dividends and Dividend Equivalents. Dividends (whether paid in cash or Shares) and dividend equivalents may not be paid or accrued on Stock Options or Stock Appreciation Rights; provided that Stock Options and Stock Appreciation Rights may be adjusted under certain circumstances in accordance with the terms of Section 3(d).

SECTION 6.    Restricted Stock

(a)    Nature of Awards. Shares of Restricted Stock are actual Shares issued to a Participant that are subject to vesting or forfeiture provisions. The Committee may grant Awards of Restricted Stock either alone or in addition to other Awards granted under this Plan.

(b)    Book Entry Registration or Certificated Shares. Shares of Restricted Stock shall be evidenced in any manner the Committee deems appropriate, including book-entry registration or issuance of one or more stock certificates. If a certificate is issued for Shares of Restricted Stock, the certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the Award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Independent
Bank Corp. 2023 Omnibus Incentive Plan and an award agreement. Copies of such plan and award agreement are on file at the offices of the Independent Bank
Corp., 288 Union Street Rockland, MA 02370.

The Committee may require that the certificates evidencing the Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by the Award.

(c)    Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions and such other terms and conditions as are set forth in the Award Agreement (including the vesting or forfeiture provisions applicable upon a Termination of Service):

(i)    The Committee shall, prior to or at the time of grant, condition (A) the vesting of an Award of Restricted Stock upon the continued service of the applicable Participant, or (B) the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant.

(ii)    Subject to the provisions of this Plan and the Award Agreement, a Participant shall not sell, assign, transfer, pledge or otherwise encumber an Award of Restricted Stock prior to satisfaction of all vesting conditions.

(d)    Rights of a Shareholder. Except as provided in this Section 6 or the Award Agreement, a Participant shall have the same rights as any other holder of Shares with respect to an Award of Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any dividends.

(e)    Termination of Service. The Award Agreement, or any other document approved by the Committee applicable to the Award, shall describe the effect of a Participant’s Termination of Service on any Award of Restricted Stock.

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SECTION 7.    Restricted Stock Units

(a)    Nature of Awards. Restricted stock units (“Restricted Stock Units”) are Awards denominated in Shares that the Company will settle, subject to the terms and conditions of the Award Agreement, in a specified number of Shares or in an amount of cash equal to the Fair Market Value of a specified number of Shares.

(b)    Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions and any other terms and conditions set forth in the Award Agreement (including the vesting or forfeiture provisions applicable upon a Termination of Service):

(i)    The Committee shall, prior to or at the time of grant, condition (A) the vesting of Restricted Stock Units upon the continued service of the applicable Participant, or (B) the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest, at a later time specified by the Committee in the Award Agreement, or, if the Committee so permits, in accordance with an election of the Participant.

(ii)    Subject to the provisions of this Plan and the Award Agreement, a Participant shall not sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(c)    Rights of a Shareholder. A Participant awarded Restricted Stock Units shall have no rights as a shareholder with respect to the Shares represented by the Restricted Stock Units unless and until Shares are actually delivered. The Award Agreement governing the Restricted Stock Units shall set forth the rights, if any, for the Participant to receive dividends that would be paid and distributions that would be made with respect to the Award of Restricted Stock Units if it consisted of actual Shares.

(d)    Termination of Service. The Award Agreement, or any other document approved by the Committee applicable to the Award, shall describe the effect of a Participant’s Termination of Service on any Award of Restricted Stock Units.

SECTION 8.    Other Stock-Based Awards

The Committee may grant Awards of Shares or Awards related to Shares not otherwise described herein in such amounts and subject to such terms and conditions consistent with the terms of this Plan as the Committee shall determine (“Other Stock-Based Awards”). Without limiting the generality of the preceding sentence, such Other Stock-Based Awards may (a) involve the transfer of actual Shares to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, or other Awards denominated in, or with a value determined by reference to, a number of Shares that is specified at the time of the grant of such Award, and (d) be designed to comply with applicable laws of jurisdictions other than the United States.

SECTION 9.    Cash Awards

The Committee may grant Awards that are denominated and payable in cash in such amounts and subject to such terms and conditions consistent with the terms of this Plan as the Committee shall determine. With respect to a Cash Award subject to Performance Goals, the Performance Goals and the length of the performance period shall be determined by the Committee upon the grant of the Cash Award.

SECTION 10.    Change-in-Control Provisions

(a)    General. Subject to Section 3(d) and notwithstanding any other provision of this Plan to the contrary, this Section 10 shall apply to Awards (other than Annual Cash Awards), except to the extent the Committee specifically provides otherwise in an Award Agreement. With respect to Annual Cash Awards, this Section 10 shall apply only if the Committee specifically provides for its application in the plan, policy or other arrangement governing such Annual Cash Awards.

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(b)    Impact of Change in Control. Upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement:

(i) the applicable Performance Goal(s) for any performance-based Award( shall be deemed achieved at the greater of (x) the applicable target level and (y) the level of achievement as determined by the Committee, taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined, which date shall not be later than the end of the applicable performance period; and

(ii) after giving effect to Section 10(b)(i), all then-outstanding Stock Options and Stock Appreciation Rights shall become fully vested and exercisable, and all Full-Value Awards and all Cash Awards shall vest in full, be free of restrictions, and be deemed to be earned and payable in an amount equal to the full value of the Award, except in each case to the extent that another Award meeting the requirements of Section 10(c) (any award meeting the requirements of Section 10(c), a “Replacement Award”) is provided to the Participant pursuant to Section 3(d) to replace the Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”).

(c)    Replacement Awards. An Award shall meet the conditions of this Section 10(c) (and qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion consistent with Section 3(d); (iii) the underlying Replaced Award was an equity-based award, it relates to publicly traded equity securities of the Company or the entity surviving the Company following the Change in Control; (iv) it contains vesting and forfeiture terms (including with respect to vesting schedule and a Termination of Service) that are not less favorable to the Participant than those of the Replaced Award (taking into account the rights on Termination of Service set forth in Section 10(d), as applicable); and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control. The determination of whether the conditions of this Section 10(c) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(d)    Termination of Service. Notwithstanding any other provision of this Plan to the contrary and unless otherwise determined by the Committee and set forth in the Award Agreement, upon a Termination of Service of a Participant by the Company other than for Cause or by the Participant for “good reason” (if such term is defined in the Award Agreement or an Individual Agreement with the Participant; it being understood that if such term is not defined in the Award Agreement or an Individual Agreement with the Participant, the provisions set forth in this Section 10(d) that are applicable upon a termination by the Participant for “good reason” shall not apply to the Participant’s Replacement Awards as a result of this Section 10(d)) within 24 months following a Change in Control, (i) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned in full, and (ii) notwithstanding any other provision of this Plan or the Award Agreement to the contrary, any Nonqualified Stock Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of the Termination of Service may thereafter be exercised until the expiration of the stated full Term of the Nonqualified Stock Option or Stock Appreciation Right.

(e)    Definition of Change in Control. For purposes of this Plan and unless otherwise provided in an Award Agreement or Individual Agreement, a “Change in Control” shall mean the occurrence of any of the following events:

(i)    an acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (4) any
Independent Bank Corp. 2023 Proxy Statement - 72

acquisition by any entity pursuant to a transaction that complies with clauses (1), (2) and (3) of subsection (iii) of this Section 10(e);

(ii)    a change in the composition of the Board so that the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered as a member of the Incumbent Board; or

(iii)    the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries or sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its Subsidiaries (a “Business Combination”), in each case, unless, following such Business Combination: (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent securities), as the case may be, of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (2) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (3) at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)    shareholder approval of a complete liquidation or dissolution of the Company.
(f)    Change in Control and Section 409A. Notwithstanding any other provision of this Plan, any Award Agreement, or any Individual Agreement, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, a Change in Control shall not constitute a settlement or distribution event with respect to such Award, or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change in Control also constitutes an event described in Section 409A(a)(2)(v) of the Code and the regulations thereto. For the avoidance of doubt, this paragraph shall have no bearing on whether an Award vests pursuant to the terms of this Plan or the applicable Award Agreement or Individual Agreement.

SECTION 11.    Term, Termination and Amendment

(a)    Effectiveness. The Board approved this Plan on March 16, 2023, subject to and contingent upon approval by the Company’s shareholders. This Plan will be effective as of the date of approval by the Company’s shareholders (the “Effective Date”).

(b)    Termination. This Plan shall terminate on the tenth anniversary of the Effective Date. Any outstanding Awards shall not be affected or impaired by the termination of this Plan.

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(c)    Amendments. The Committee may amend, alter, or discontinue this Plan or an Award; provided that no amendment, alteration or discontinuation shall be made that would materially impair the rights of the Participant with respect to a previously granted Award without such Participant’s consent, except to the extent necessary to comply with applicable law, including Section 409A of the Code, Applicable Exchange listing standards, or accounting rules. In addition, no amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange or as contemplated by Section 5(c).

SECTION 12.    Definitions

For purposes of this Plan, the following terms are defined as set forth below:

(a)    “Affiliate” means a company or other entity controlled by, controlling, or under common control with the Company.

(b)    “Annual Cash Award” means a Cash Award that relates to an annual performance period and is not valued based on the Fair Market Value of a Share.

(c)    “Applicable Exchange” means the Nasdaq or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

(d)    “Award” means a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Cash Award granted pursuant to the terms of this Plan.

(e)    “Award Agreement” means a written or electronic document or agreement setting forth the terms and conditions of a specific Award.

(f)    “Board” means the board of directors of the Company.

(g)    “Business Combination” has the meaning set forth in Section 10(e)(iii).

(h)    “Cash Award” means a cash-settled Award granted pursuant to Section 9.

(i)    “Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the Participant is a party as of the Grant Date, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of, or plea of guilty or nolo contendere by, the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) willful and deliberate failure on the part of the Participant in the performance of his or her employment duties in any material respect, (C) dishonesty in the course of fulfilling the Participant’s employment duties, (D) a material violation of the Company’s ethics and compliance program, code of conduct, or other material policy of the Company or (E) prior to a Change in Control, any other events as determined by the Committee.

(j)    “Change in Control” has the meaning set forth in Section 10(e).

(k)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include regulations and guidance, as well as any successor provision of the Code.

(l)    “Committee” means the Board or any Board committee designated to administer this Plan as permitted under Section 2.

(m)    “Common Stock” means common stock, $0.01 par value per share, of the Company.

(n)    “Company” means Independent Bank Corp., a Massachusetts corporation, or its successor.

(o)    “Corporate Transaction” has the meaning set forth in Section 3(d).

Independent Bank Corp. 2023 Proxy Statement - 74

(p)     “Disability” means, unless otherwise provided in an Award Agreement, (i) “Disability” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define “Disability,” permanent and total disability as determined under the Company’s long-term disability policy applicable to the Participant; provided, however, to the extent necessary to avoid tax penalties under Section 409A of the Code, “Disability” means “disability” as defined in Section 409A(a)(2)(C) of the Code.

(q)    “Disaffiliation” means a Subsidiary’s or an Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

(r)    “Effective Date” has the meaning set forth in Section 11(a).

(s)    “Eligible Individuals” means officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates.

(t)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(u)    “Fair Market Value” means, except as otherwise determined by the Committee, the mean between the highest and lowest sales prices per Share on the Applicable Exchange on the date of measurement, as quoted in the Wall Street Journal (or in such other reliable publication as the Board, in its discretion, may determine to rely upon), or, if Shares were not traded on the Applicable Exchange on such measurement date, then on the immediately preceding date on which Shares were traded on the Applicable Exchange. If there is no regular public trading market for Shares, the Fair Market Value of a Share shall be determined by the Committee in good faith and, to the extent applicable, such determination shall be made in a manner that satisfies Sections 409A and 422(c)(1) of the Code.

(v)    “Full-Value Award” means any Award other than a Stock Option, Stock Appreciation Right or Cash Award.

(w)    “Grant Date” means (i) the date on which the Committee by vote, including pursuant to unanimous written consent, selects an Eligible Individual to receive a grant of an Award and determines the number of Shares, or the formula for earning a number of Shares, to be subject to an Award or the cash amount subject to such Award, or (ii) such later date as the Committee shall provide in the vote or unanimous written consent.

(x)    “Incentive Stock Option” means any Stock Option designated in the Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code, and that in fact so qualifies.

(y)    “Incumbent Board” has the meaning set forth in Section 10(e)(ii).

(z)    “Individual Agreement” means an employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates, and, after a Change in Control, a change in control or salary continuation agreement between a Participant and the Company or one of its Subsidiaries or Affiliates. If a Participant is party to both an employment agreement and a change in control or salary continuation agreement, the employment agreement shall be the relevant “Individual Agreement” prior to a Change in Control, and, the change in control or salary continuation agreement shall be the relevant “Individual Agreement” after a Change in Control.

(aa)    “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(bb)    “Other Stock-Based Award” means an Award granted pursuant to Section 8.

(cc)    “Outstanding Company Common Stock” has the meaning set forth in Section 10(e)(i).

(dd)    “Outstanding Company Voting Securities” has the meaning set forth in Section 10(e)(i).

(ee)    “Participant” means an Eligible Individual to whom an Award is or has been granted.

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(ff)    “Performance Goals” means the performance goals established by the Committee in connection with the grant of an Award, which may be based on the attainment of specified levels of one or more of the following measures or other performance measures as are determined by the Committee in its sole discretion: stock price, earnings (whether based on earnings before taxes, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, or operating earnings), earnings per share, return on equity, return on assets or operating assets, asset quality, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, liquidity, market share, customer service or satisfaction measures or indices, economic value added, shareholder value added or return, embedded value added, combined ratio, pre- or after-tax income, net income, cash flow (before or after dividends), cash flow per share (before or after dividends), gross margin, risk-based capital, revenues, revenue growth, return on capital (whether based on return on total capital or return on invested capital), cash flow return on investment, cost control, gross profit, operating profit or ratios, cash generation, unit volume, sales, asset quality, cost saving levels, market-spending efficiency, core non-interest income or change in working capital, expenses, charge-offs, credit quality, reductions in non-performing assets, the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, environmental, social and governance or similar criteria, business plan performance, or product performance, in each case with respect to (a) the Company or any one or more Subsidiaries, divisions, business units, departments or business segments thereof, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies) or (b) an individual Participant.

(gg)    “Person” has the meaning set forth in Section 10(e)(i).

(hh)    “Plan” means this Independent Bank Corp. 2023 Omnibus Incentive Plan, as it may be amended.

(ii)    “Prior Plan” has the meaning set forth in Section 3(a).

(jj)    “Replaced Award” has the meaning set forth in Section 10(b).

(kk)    “Replacement Award” has the meaning set forth in Section 10(b).

(ll)    “Restricted Stock” means an Award granted under Section 6.

(mm)    “Restricted Stock Units” has the meaning set forth in Section 7(a).

(nn)    “Section 16(b)” has the meaning set forth in Section 2(g).

(oo)    “Separation from Service” has the meaning set forth in Section 409A of the Code.

(pp)    “Share” means a share of Common Stock.

(qq)    “Stock Appreciation Right” means an Award granted under Section 5(b).

(rr)    “Stock Option” means an Award granted under Section 5(a).

(ss)    “Subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

(tt)    “Term” means the maximum period during which a Stock Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Service or otherwise, as specified in the Award Agreement.

(uu)    “Termination of Service” means the termination of a Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, (i) if a Participant’s employment with the Company and its Affiliates terminates but the Participant continues to provide services to the Company and its Affiliates in a nonemployee capacity, the status change shall not be deemed a Termination of Service and (ii) a Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall also be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Subsidiary, Affiliate or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider
Independent Bank Corp. 2023 Proxy Statement - 76

for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Service. The Committee shall determine, in its sole discretion, the point at which a Participant who is on an approved leave of absence experiences a Termination of Service as a result of such leave of absence. Notwithstanding the foregoing provisions of this definition, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, a Participant shall not be considered to have experienced a “Termination of Service” unless the Participant has experienced a Separation from Service.

SECTION 13.    Miscellaneous Provisions

(a)    Conditions for Issuance. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of this Plan or agreements made pursuant to this Plan, the Company shall not be required to issue or deliver any Shares (whether in certificated or book-entry form) under this Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of Shares on the Applicable Exchange; (ii) any registration or other qualification of Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification that the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable.

(b)    Additional Compensation Arrangements. Nothing contained in this Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(c)    No Contract of Employment. This Plan shall not constitute a contract of employment, and adoption of this Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

(d)    Taxes.

(i)    Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under this Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with any procedures the Committee establishes. The obligations of the Company under this Plan shall be conditional on payment, or making arrangements for the payment, of taxes, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any taxes from any payment otherwise due to a Participant. The Committee may establish procedures as it deems appropriate, including allowing Participants to make irrevocable elections, for the settlement of withholding obligations with Common Stock.

(ii)    Section 409A. This Plan and the Awards hereunder are intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that this Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the
Independent Bank Corp. 2023 Proxy Statement - 77

meaning of Section 409A of the Code that otherwise would be payable by reason of a Participant’s Separation from Service during the six-month period immediately following such Separation from Service shall instead be paid or provided on the first business day following the date that is six months following the Participant’s Separation from Service or any earlier date permitted by Section 409A of the Code. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate within 30 days following the date of the Participant’s death.

(e)    Limitation on Dividend Reinvestment and Dividend Equivalents. If and to the extent provided in an Award Agreement, the reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall be permissible only if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then-outstanding Awards). If sufficient Shares are not available for reinvestment or payment, the reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by the payment or reinvestment settled in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 13(e).

(f)     Designation of Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of a Participant’s death are to be paid or by whom any rights of an Eligible Individual, after a Participant’s death, may be exercised.

(g)    Subsidiary Employees. In the case of a grant of an Award to any Eligible Individual employed by a Subsidiary, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to such employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of this Plan. All Shares underlying Awards that are forfeited or canceled revert to the Company.

(h)    Governing Law and Interpretation. This Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions of this Plan and shall have no force or effect. Whenever the word “include,” “includes” or “including” is used in this Plan, it shall be deemed to be followed by the words “but not limited to” and the word “or” shall be understood to mean “and/or.”

(i)    Nontransferability. Except as otherwise provided in Section 5(h) or as determined by the Committee, Awards under this Plan are not transferable except by will or by laws of descent and distribution.

(j)    Unfunded Status of this Plan. It is intended that this Plan constitute an “unfunded” plan. Neither the Company nor the Committee shall have any obligation to segregate assets or establish a trust or other arrangements to meet the obligations created under this Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligation created by this Plan and the Award Agreement. No such obligation shall be deemed to be secured by any pledge or encumbrance on the property of the Company.

(k)    Recoupment. Any Award may be subject to recoupment by the Company as set forth in the Company’s clawback policy. This Section 13(k) shall be a nonexclusive remedy and nothing contained in this Section 13(k) shall preclude the Company from pursuing any other applicable remedies available to it, whether in addition to, or in lieu of, application of this Section 13(k).

Independent Bank Corp. 2023 Proxy Statement - 78

INDEPENDENT BANK CORP.

Parent of Rockland Trust

VOTE

000004

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted online or by phone must be received by May 18, 2023 at 01:00 A.M., Eastern Time. Votes submitted by participants in the Rockland Trust Employee Savings, Profit Sharing and Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on May 16, 2023.

Online
Go to **www.envisionreports.com/INDB** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/INDB

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2023 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees for Class III Directors listed, FOR Proposal 2, 3 and 4 and for ONE YEAR on Proposal 5.

	For	Against	Abstain
01 - James O'Shanna Morton	☐	☐	☐
02 - Daniel F. O'Brien	☐	☐	☐
03 - Scott K. Smith	☐	☐	☐

C 1234567890 JNT
1 U P X 5 6 6 4 1 6

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03R7VC

Important Notice Regarding the Internet Availability of Proxy Materials for the 2023 Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/INDB

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/INDB

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — INDEPENDENT BANK CORP.

THIS PROXY IS SOLICITED BY THE INDEPENDENT BANK CORP. BOARD OF DIRECTORS

The undersigned hereby appoint(s) Edward H. Seksay and Patricia M. Natale, and each of them, as proxies of the undersigned, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this form, all of the shares of common stock of Independent Bank Corp. that the undersigned is(are) entitled to vote at the 2023 Annual Shareholder Meeting of Independent Bank Corp. to be held at the DoubleTree by Hilton Boston - Rockland, 929 Hingham Street, Rockland, Massachusetts 02370 on Thursday, May 18, 2023 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS FORM OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3 AND 4 AND FOR "ONE YEAR" ON PROPOSAL 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

This card also constitutes confidential voting instructions for participants in the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan (the "Savings Plan"). A participant who signs on the reverse side hereby instructs the trustee of the Savings Plan to vote all the shares of common stock of Independent Bank Corp. allocated to the participant's account under the Savings Plan as of the Record Date in accordance with the instructions on the reverse side and in accordance with the judgment of the trustee upon such other business that may properly come before the meeting and at any adjournment or postponement thereof. If the participant does not provide the trustee with voting instructions by 11:59 p.m. Eastern Time on May 16, 2023, then the trustee will vote the shares allocated to the participant's account in the same proportion as it votes the shares of Savings Plan participants who have instructed the trustee on how to vote.

(Continued and to be marked, dated and signed on the reverse side)

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.

INDEPENDENT BANK CORP.

Parent of Rockland Trust

VOTE

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Online

Go to **www.envisionreports.com/INDB** or scan the QR code — login details are located in the shaded bar below.

Votes submitted online or by phone must be received by May 18, 2023 at 01:00 A.M., Eastern Time. Votes submitted by participants in the Rockland Trust Employee Savings, Profit Sharing and Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on May 16, 2023.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Independent Bank Corp. 2023 Annual Shareholder Meeting to be held at 10:00 a.m., Eastern Time, on Thursday, May 18, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Independent Bank Corp. 2022 Annual Report, the Independent Bank Corp. 2023 Proxy Statement and Notice of Annual Shareholder Meeting, and the Independent Bank Corp. 2022 Form 10-K are available at:

www.envisionreports.com/INDB

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/INDB**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2023 to facilitate timely delivery.

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Shareholder Meeting Notice

Independent Bank Corp.'s 2023 Annual Shareholder Meeting will be held Thursday, May 18, 2023, 10:00 a.m. Eastern Time at DoubleTree by Hilton Boston - Rockland, 929 Hingham Street, Rockland, Massachusetts 02370. Directions to the Annual Shareholder Meeting are available in the Independent Bank Corp. 2023 Proxy Statement which can be viewed at www.envisionreports.com/INDB.

Proposals to be voted on at the meeting are listed below along with the voting recommendations of the Board of Directors.

The Board of Directors recommends that you vote FOR all the Director nominees, FOR Proposal 2, 3 and 4 and for ONE YEAR on Proposal 5.

NOTE: Shareholders also will consider and act upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. This is not a proxy card. To vote your shares, you must vote online or by telephone, by following the instructions at www.envisionreports.com/INDB, or by mail, by requesting a paper copy of the proxy materials, which include a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests for paper or email copies of the proxy materials can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this Notice when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/INDB**.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Independent Bank Corp." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this Notice, and state that you want a paper copy of the proxy materials or an email copy of the proxy materials, as applicable.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2023.